[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

                                                                   Exhibit 10.38


                           LOAN AND SECURITY AGREEMENT

                                     BETWEEN

                         SMITHKLINE BEECHAM CORPORATION

                                       AND

                                 EXELIXIS, INC.



                                   DATED AS OF

                                OCTOBER 28, 2002

                                  TABLE OF CONTENTS

ARTICLE 1 DEFINITIONS . . . . . . . . . . . . . . . . . . . . . . . . . . .    1
     Advance. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    1
     Affiliate. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    1
     Biotechnology Company. . . . . . . . . . . . . . . . . . . . . . . . .    2
     Borrowing Date . . . . . . . . . . . . . . . . . . . . . . . . . . . .    2
     Borrowing Notice . . . . . . . . . . . . . . . . . . . . . . . . . . .    2
     Business Day . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    2
     Capital Equipment. . . . . . . . . . . . . . . . . . . . . . . . . . .    2
     Change in Control. . . . . . . . . . . . . . . . . . . . . . . . . . .    2
     Change in Control Rate of Interest . . . . . . . . . . . . . . . . . .    2
     Collateral . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    2
     Common Stock . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    2
     Contract Year. . . . . . . . . . . . . . . . . . . . . . . . . . . . .    2
     Default Rate of Interest . . . . . . . . . . . . . . . . . . . . . . .    2
     Deposit Account. . . . . . . . . . . . . . . . . . . . . . . . . . . .    2
     Development Agreement. . . . . . . . . . . . . . . . . . . . . . . . .    2
     Development Candidate. . . . . . . . . . . . . . . . . . . . . . . . .    2
     Development Candidate Inventory. . . . . . . . . . . . . . . . . . . .    3
     Development Compound . . . . . . . . . . . . . . . . . . . . . . . . .    3
     Development Expiration Date. . . . . . . . . . . . . . . . . . . . . .    3
     Development Program. . . . . . . . . . . . . . . . . . . . . . . . . .    3
     Development Term . . . . . . . . . . . . . . . . . . . . . . . . . . .    3
     Dollars. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    3
     DWAC . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    3
     Effective Date . . . . . . . . . . . . . . . . . . . . . . . . . . . .    3
     Environmental Laws . . . . . . . . . . . . . . . . . . . . . . . . . .    3
     ERISA. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    3
     Event of Default . . . . . . . . . . . . . . . . . . . . . . . . . . .    3
     Exchange Act . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    3
     Excluded Collateral. . . . . . . . . . . . . . . . . . . . . . . . . .    3
     Executive Officers . . . . . . . . . . . . . . . . . . . . . . . . . .    3
     Expanded Program Option. . . . . . . . . . . . . . . . . . . . . . . .    3
     Extension Period . . . . . . . . . . . . . . . . . . . . . . . . . . .    3
     Fair Market Value. . . . . . . . . . . . . . . . . . . . . . . . . . .    3
     GAAP . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    4
     General Advance(s) . . . . . . . . . . . . . . . . . . . . . . . . . .    4
     Governmental Entity. . . . . . . . . . . . . . . . . . . . . . . . . .    4
     HSR Act. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    4
     Included Compounds . . . . . . . . . . . . . . . . . . . . . . . . . .    4
     Initial Advance. . . . . . . . . . . . . . . . . . . . . . . . . . . .    4
     Intellectual Property. . . . . . . . . . . . . . . . . . . . . . . . .    4
     Legal Proceeding . . . . . . . . . . . . . . . . . . . . . . . . . . .    4
     LIBOR. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    4
     Limited Program Option . . . . . . . . . . . . . . . . . . . . . . . .    4
     Loan Agreement . . . . . . . . . . . . . . . . . . . . . . . . . . . .    4
     Loan Documents . . . . . . . . . . . . . . . . . . . . . . . . . . . .    4
     Major Pharmaceutical Company . . . . . . . . . . . . . . . . . . . . .    5
     Material Adverse Effect. . . . . . . . . . . . . . . . . . . . . . . .    5
     Maturity Date. . . . . . . . . . . . . . . . . . . . . . . . . . . . .    5
     Maximum Loan Amount. . . . . . . . . . . . . . . . . . . . . . . . . .    5
     National Securities Market . . . . . . . . . . . . . . . . . . . . . .    5
     Note . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    5
     Obligations. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    5
     Operating Documents. . . . . . . . . . . . . . . . . . . . . . . . . .    5
     OSHA . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    5
     Party. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    5
     Patents. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    5
     Patent Office Filing . . . . . . . . . . . . . . . . . . . . . . . . .    5
     Payment Date . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    5
     Person . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    6
     Proceeds . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    6
     Product Specific Advance(s). . . . . . . . . . . . . . . . . . . . . .    6
     Repayment Period . . . . . . . . . . . . . . . . . . . . . . . . . . .    6
     SEC. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    6
     SEC Affiliate. . . . . . . . . . . . . . . . . . . . . . . . . . . . .    6
     SEC Filings. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    6
     Securities Account Control Agreement . . . . . . . . . . . . . . . . .    6
     Securities Act . . . . . . . . . . . . . . . . . . . . . . . . . . . .    6
     Stock Purchase Agreement . . . . . . . . . . . . . . . . . . . . . . .    6
     Stock Repayment. . . . . . . . . . . . . . . . . . . . . . . . . . . .    6
     Stock Repayment Amount . . . . . . . . . . . . . . . . . . . . . . . .    6
     Stock Repayment Closing Date(s). . . . . . . . . . . . . . . . . . . .    6
     Stock Repayment Notice . . . . . . . . . . . . . . . . . . . . . . . .    6
     Stock Repayment Shares . . . . . . . . . . . . . . . . . . . . . . . .    6
     Tangible Net Worth . . . . . . . . . . . . . . . . . . . . . . . . . .    6
     Term . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    7
     Third Party. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    7
     Total Advance Amount . . . . . . . . . . . . . . . . . . . . . . . . .    7
     Trading Day. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    7
     Transaction Documents. . . . . . . . . . . . . . . . . . . . . . . . .    7
     UCC. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    7
     UCC Financing Statement(s) . . . . . . . . . . . . . . . . . . . . . .    7
     United States or U.S.. . . . . . . . . . . . . . . . . . . . . . . . .    7
     Working Capital. . . . . . . . . . . . . . . . . . . . . . . . . . . .    7
     Accounting Terms . . . . . . . . . . . . . . . . . . . . . . . . . . .    7
     Other Definitional Provisions. . . . . . . . . . . . . . . . . . . . .    7
ARTICLE 2 AMOUNT AND TERMS OF CREDIT. . . . . . . . . . . . . . . . . . . .    8
     Commitment . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    8
       General Advances . . . . . . . . . . . . . . . . . . . . . . . . . .    8
       Product Specific Advances. . . . . . . . . . . . . . . . . . . . . .    8
     Borrowing Notices. . . . . . . . . . . . . . . . . . . . . . . . . . .    8
     Disbursement of Advances . . . . . . . . . . . . . . . . . . . . . . .    9
SECURITY INTEREST . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    9
     Grant of Security Interest . . . . . . . . . . . . . . . . . . . . . .    9
       Development Patents. . . . . . . . . . . . . . . . . . . . . . . . .    9
       Other Intellectual Property. . . . . . . . . . . . . . . . . . . . .    9
       Deposit Account. . . . . . . . . . . . . . . . . . . . . . . . . . .    9
       Development Candidate Inventory. . . . . . . . . . . . . . . . . . .    9
       Capital Equipment. . . . . . . . . . . . . . . . . . . . . . . . . .    9
       Proceeds . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    9
ARTICLE 4 INTEREST. . . . . . . . . . . . . . . . . . . . . . . . . . . . .    9
       Advances . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    9
       Default Rate of Interest . . . . . . . . . . . . . . . . . . . . . .   10
       Change of Control Rate of Interest . . . . . . . . . . . . . . . . .   10
       Interest Computations. . . . . . . . . . . . . . . . . . . . . . . .   10
ARTICLE 5 REPAYMENT . . . . . . . . . . . . . . . . . . . . . . . . . . . .   10
     Repayment. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   10
     Payments on Non-Business Day . . . . . . . . . . . . . . . . . . . . .   10
     Cash Payment Procedures. . . . . . . . . . . . . . . . . . . . . . . .   10
     Milestone Payments . . . . . . . . . . . . . . . . . . . . . . . . . .   10
     Optional Cash Prepayments. . . . . . . . . . . . . . . . . . . . . . .   11
     Repayment By Common Stock. . . . . . . . . . . . . . . . . . . . . . .   11
       Exercise of Issuance Rights. . . . . . . . . . . . . . . . . . . . .   11
       Limitation on Ownership. . . . . . . . . . . . . . . . . . . . . . .   11
       Stock Repayment Notice . . . . . . . . . . . . . . . . . . . . . . .   11
       Delivery of Stock Repayment Shares . . . . . . . . . . . . . . . . .   12
       Conditions Precedent to Each Issuance of Stock Repayment Shares. . .   12
ARTICLE 6 CONDITIONS PRECEDENT. . . . . . . . . . . . . . . . . . . . . . .   13
     Conditions Precedent to Initial Advance. . . . . . . . . . . . . . . .   13
       Loan Documents . . . . . . . . . . . . . . . . . . . . . . . . . . .   13
       Supporting Documents . . . . . . . . . . . . . . . . . . . . . . . .   13
       Perfection of Liens. . . . . . . . . . . . . . . . . . . . . . . . .   13
     Conditions Precedent to All Advances . . . . . . . . . . . . . . . . .   13
       Borrowing Notice . . . . . . . . . . . . . . . . . . . . . . . . . .   14
       No Event of Default. . . . . . . . . . . . . . . . . . . . . . . . .   14
       No Termination under the Development Agreement . . . . . . . . . . .   14
       Correctness of Representations . . . . . . . . . . . . . . . . . . .   14
       No Material Adverse Effect . . . . . . . . . . . . . . . . . . . . .   14
       Limitations Not Exceeded . . . . . . . . . . . . . . . . . . . . . .   14
       Use of Proceeds. . . . . . . . . . . . . . . . . . . . . . . . . . .   14
       Additional Documents . . . . . . . . . . . . . . . . . . . . . . . .   14
CHANGE OF CONTROL . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   14
     Condition Precedent to Disbursement of Second General Advance. . . . .   14
       Exelixis Expenditures. . . . . . . . . . . . . . . . . . . . . . . .   14
     Conditions Precedent to Disbursement of All Product Specific Advances.   15
       Exelixis' Selection of a Development Candidate . . . . . . . . . . .   15
       Marketable Title to Development Candidate Intellectual Property. . .   15
REPRESENTATIONS AND WARRANTIES OF EXELIXIS . . .. . . . . . . . . . . . . .   15
     Organization, Good Standing and Qualification. . . . . . . . . . . . .   15
     Authorization; Due Execution . . . . . . . . . . . . . . . . . . . . .   16
     Valid Issuance of Stock. . . . . . . . . . . . . . . . . . . . . . . .   16
     SEC Filings. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   16
     Governmental Consents. . . . . . . . . . . . . . . . . . . . . . . . .   16
     No Conflict. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   16
     Litigation . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   17
     Compliance with Law. . . . . . . . . . . . . . . . . . . . . . . . . .   17
     Title to the Collateral. . . . . . . . . . . . . . . . . . . . . . . .   17
     No Event of Default/Breach . . . . . . . . . . . . . . . . . . . . . .   17
     Intellectual Property. . . . . . . . . . . . . . . . . . . . . . . . .   17
     Effect of Representations and Warranties . . . . . . . . . . . . . . .   18
ARTICLE 8 REPRESENTATIONS AND WARRANTIES OF GSK . . . . . . . . . . . . . .   18
     Authorization; Due Execution . . . . . . . . . . . . . . . . . . . . .   18
ARTICLE 9 COVENANTS . . . . . . . . . . . . . . . . . . . . . . . . . . . .   18
     Keeping of Books . . . . . . . . . . . . . . . . . . . . . . . . . . .   18
     SEC Reporting Requirem . . . . . . . . . . . . . . . . . . . . . . . .   19
     Maintenance of Rights and Existence. . . . . . . . . . . . . . . . . .   19
     Governmental and Other Approvals . . . . . . . . . . . . . . . . . . .   19
     Use of Proceeds. . . . . . . . . . . . . . . . . . . . . . . . . . . .   19
     Further Assurances . . . . . . . . . . . . . . . . . . . . . . . . . .   19
     Compliance with the Laws . . . . . . . . . . . . . . . . . . . . . . .   19
     Litigation . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   20
     Payment of Taxes . . . . . . . . . . . . . . . . . . . . . . . . . . .   20
     Access to Records and Property . . . . . . . . . . . . . . . . . . . .   20
     Preservation of Title to Collateral. . . . . . . . . . . . . . . . . .   20
     Insurance. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   20
     Intellectual Property. . . . . . . . . . . . . . . . . . . . . . . . .   20
     Fees and Expenses in Protecting Rights . . . . . . . . . . . . . . . .   21
     Capital Equipment. . . . . . . . . . . . . . . . . . . . . . . . . . .   21
     Deposit Account. . . . . . . . . . . . . . . . . . . . . . . . . . . .   21
     Duration of Covenants. . . . . . . . . . . . . . . . . . . . . . . . .   21
ARTICLE 10 COVENANTS REGARDING PROHIBITED TRANSACTIONS. . . . . . . . . . .   21
     Permitted Liens. . . . . . . . . . . . . . . . . . . . . . . . . . . .   22
     Impairment of Title to Collateral. . . . . . . . . . . . . . . . . . .   22
     Settlements. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   22
     Change of Location or Name . . . . . . . . . . . . . . . . . . . . . .   22
     Inconsistent Agreement . . . . . . . . . . . . . . . . . . . . . . . .   22
     Violation of Representations, Warranties and Covenants . . . . . . . .   22
ARTICLE 11 FINANCIAL COVENANTS . . .. . . . . . . . . . . . . . . . . . . .   22
     Working Capital. . . . . . . . . . . . . . . . . . . . . . . . . . . .   22
     Tangible Net Worth . . . . . . . . . . . . . . . . . . . . . . . . . .   23
ARTICLE 12 EVENTS OF DEFAULT. . . . . . . . . . . . . . . . . . . . . . . .   23
     Events of Default. . . . . . . . . . . . . . . . . . . . . . . . . . .   23
       Failure to Pay . . . . . . . . . . . . . . . . . . . . . . . . . . .   23
       Other Defaults under the Loan Documents. . . . . . . . . . . . . . .   23
       Termination of Development Agreement . . . . . . . . . . . . . . . .   23
       Other Specific Events. . . . . . . . . . . . . . . . . . . . . . . .   23
       Insolvency; Bankruptcy . . . . . . . . . . . . . . . . . . . . . . .   23
ARTICLE 13 GSKRIGHTS AND REMEDIES UPON DEFAULT. . . . . . . . . . . . . . .   24
     Rights and Remedies. . . . . . . . . . . . . . . . . . . . . . . . . .   24
     Application of Proceeds of Disposition of Collateral . . . . . . . . .   25
     Notice of Disposition of Collateral. . . . . . . . . . . . . . . . . .   25
     Marshalling of Assets. . . . . . . . . . . . . . . . . . . . . . . . .   25
     Waiver of Defaults . . . . . . . . . . . . . . . . . . . . . . . . . .   26
     Remedies Cumulative. . . . . . . . . . . . . . . . . . . . . . . . . .   26
     Waiver . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   26
ARTICLE 14 GSKRIGHTS AND REMEDIES EXCLUSIVE OF DEFAULT. . . . . . . . . . .   26
     UCC. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   26
     Preservation of Collateral . . . . . . . . . . . . . . . . . . . . . .   26
     Power of Attorney. . . . . . . . . . . . . . . . . . . . . . . . . . .   27
ARTICLE 15 INDEMNIFICATION. . . . . . . . . . . . . . . . . . . . . . . . .   27
     Indemnification of GSK . . . . . . . . . . . . . . . . . . . . . . . .   27
ARTICLE 16 MISCELLANEOUS. . . . . . . . . . . . . . . . . . . . . . . . . .   27
     Publicity. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   27
     Dispute Resolution . . . . . . . . . . . . . . . . . . . . . . . . . .   27
     Choice of Law. . . . . . . . . . . . . . . . . . . . . . . . . . . . .   28
     Subordination. . . . . . . . . . . . . . . . . . . . . . . . . . . . .   28
     Notices. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   28
     Severability . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   29
     Entire Agreement . . . . . . . . . . . . . . . . . . . . . . . . . . .   29
     Headings . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   29
     Use of Name. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   29
     Further Actions. . . . . . . . . . . . . . . . . . . . . . . . . . . .   29
     Waiver of Jury Trial . . . . . . . . . . . . . . . . . . . . . . . . .   30
     Parties in Interest. . . . . . . . . . . . . . . . . . . . . . . . . .   30
     Construction of Agreement. . . . . . . . . . . . . . . . . . . . . . .   30
     No Liability for GSK . . . . . . . . . . . . . . . . . . . . . . . . .   30
     Survival of Representations. . . . . . . . . . . . . . . . . . . . . .   30
     No Usury . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   30
     Assignment . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   31
COUNTERPARTS. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   31
COUNTERPARTS. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   31
EXHIBIT A PROMISSORY NOTE . . . . . . . . . . . . . . . . . . . . . . . . .  1-A
SCHEDULE 1-PROMISSORY NOTE. . . . . . . . . . . . . . . . . . . . . . . . .  1-B
SCHEDULE OF GENERAL ADVANCES. . . . . . . . . . . . . . . . . . . . . . . .  1-B
SCHEDULE OF PRODUCT SPECIFIC ADVANCES . . . . . . . . . . . . . . . . . . .  1-B
EXHIBIT B FORM OF PATENT OFFICE FILING. . . . . . . . . . . . . . . . . . .  1-C
ARTICLE 1 DEFINITIONS . . . . . . . . . . . . . . . . . . . . . . . . . . .  1-C
     Affiliate. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  1-C
CAPITAL EQUIPMENT . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  2-C
     Collateral . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  2-C
DEPOSIT ACCOUNT . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  2-C
     Development Agreement. . . . . . . . . . . . . . . . . . . . . . . . .  2-C
DEVELOPMENT CANDIDATE . . . . . . . . . . . . . . . . . . . . . . . . . . .  2-C
DEVELOPMENT CANDIDATE INVENTORY . . . . . . . . . . . . . . . . . . . . . .  2-C
DEVELOPMENT COMPOUND . .  . . . . . . . . . . . . . . . . . . . . . . . . .  2-C
ENVIRONMENTAL LAWS. . . . . . . . . . . . . . . . . . . . . . . . . . . . .  2-C
     Event of Default . . . . . . . . . . . . . . . . . . . . . . . . . . .  2-C
Included Compounds . .  . . . . . . . . . . . . . . . . . . . . . . . . . .  2-C
Intellectual Property . . . . . . . . . . . . . . . . . . . . . . . . . . .  2-C
     Loan Agreement . . . . . . . . . . . . . . . . . . . . . . . . . . . .  2-C
     Loan Documents . . . . . . . . . . . . . . . . . . . . . . . . . . . .  2-C
Material Adverse Effect . . . . . . . . . . . . . . . . . . . . . . . . . .  2-C
     Obligations. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  3-C
     Patents. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  3-C
     Patent Office Filing . . . . . . . . . . . . . . . . . . . . . . . . .  3-C
     Person . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  3-C
     Proceeds . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  3-C
     Stock Purchase Agreement . . . . . . . . . . . . . . . . . . . . . . .  3-C
     Third Party. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  3-C
     Transaction Documents. . . . . . . . . . . . . . . . . . . . . . . . .  3-C
     United States or U.S.. . . . . . . . . . . . . . . . . . . . . . . . .  3-C
     UCC. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  3-C
     UCC Financing Statement(s) . . . . . . . . . . . . . . . . . . . . . .  3-C
     Other Definitional Provisions. . . . . . . . . . . . . . . . . . . . .  3-C
ARTICLE 2 GRANT OF SECURITY . . . . . . . . . . . . . . . . . . . . . . . .  3-C
ARTICLE 3 REPRESENTATIONS, WARRANTIES and covenants OF EXELIXIS . . . . . .  4-C
     Title to the Collateral. . . . . . . . . . . . . . . . . . . . . . . .  4-C
     Infringement of the Collateral . . . . . . . . . . . . . . . . . . . .  5-C
     Further Assurances . . . . . . . . . . . . . . . . . . . . . . . . . .  5-C
     Fees and Expenses in Protecting Rights . . . . . . . . . . . . . . . .  5-C
     Pledge of Additional Collateral. . . . . . . . . . . . . . . . . . . .  6-C
     Impairment of Title to Collateral. . . . . . . . . . . . . . . . . . .  6-C
     Preservation of Title to Collateral. . . . . . . . . . . . . . . . . .  6-C
ARTICLE 4 GSK'S APPOINTMENT AS ATTORNEY-IN-FACT.  . . . . . . . . . . . . .  6-C
APPOINTMENT OF GSK AS ATTORNEY-IN-FACT. . . . . . . . . . . . . . . . . . .  6-C
ARTICLE 5 EVENTS OF DEFAULT . . . . . . . . . . . . . . . . . . . . . . . .  7-C
ARTICLE 6 REMEDIES. . . . . . . . . . . . . . . . . . . . . . . . . . . . .  7-C
ARTICLE 7 EXECUTION OF SPECIAL POWER OF ATTORNEY. . . . . . . . . . . . . .  7-C
ARTICLE 8 MISCELLANEOUS . . . . . . . . . . . . . . . . . . . . . . . . . .  8-C
     Amendments and Modification. . . . . . . . . . . . . . . . . . . . . .  8-C
     Parties in Interest. . . . . . . . . . . . . . . . . . . . . . . . . .  8-C
     Governing Law. . . . . . . . . . . . . . . . . . . . . . . . . . . . .  8-C
     Notices. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  8-C
     Counterparts . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  8-C
     Headings . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  8-C
     Acknowledgment of Receipt. . . . . . . . . . . . . . . . . . . . . . .  8-C
     No Waiver. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  8-C
     Severability . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  8-C
     Interest Granted to GSK. . . . . . . . . . . . . . . . . . . . . . . .  9-C
     WAIVER OF JURY TRIAL . . . . . . . . . . . . . . . . . . . . . . . . .  9-C
Schedule 2.1.1 of the Patent Agreement. . . . . . . . . . . . . . . . . . .  1-D
     PATENTS. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  1-D
     Pending Patent Applications. . . . . . . . . . . . . . . . . . . . . .  1-D
EXHIBIT A OF THE PATENT AGREEMENT . . . . . . . . . . . . . . . . . . . . .  1-E
     FORM OF SPECIAL POWER OF ATTORNEY. . . . . . . . . . . . . . . . . . .  1-E
     FORM OF SECURITIES ACCOUNT CONTROL AGREEMENT . . . . . . . . . . . . .  1-F
EXHIBIT D. . . . . . . . . . . . . . . . .  . . . . . . . . . . . . . . . .  1-G
     FORM OF BORROWING NOTICE . . . . . . . . . . . . . . . . . . . . . . .  1-G
EXHIBIT E. . . . . . . . . . . . . . . . . . . .. . . . . . . . . . . . . .  1-H
     FORM OF STOCK REPAYMENT NOTICE . . . . . . . . . . . . . . . . . . . .  1-H
SCHEDULE 3.1.1 PATENTS. . . . . . . . . . . . . . . . . . . . . . . . . . .  1-I
SCHEDULE 3.1.3 DEPOSIT ACCOUNT. . . . . . . . . . . . . . . . . . . . . . .  1-J
SCHEDULE 9.1 LOCATION OF THE COLLATERAL . . . . . . . . . . . . . . . . . .  1-K
SCHEDULE 9.16 PERMITTED INVESTMENTS . . . . . . . . . . . . . . . . . . . .  1-L
SCHEDULE 16.4 INDEBTEDNESS. . . . . . . . . . . . . . . . . . . . . . . . .  1-M

                                LIST OF EXHIBITS

EXHIBIT  A                                NOTE

EXHIBIT  B                                PATENT  OFFICE  FILING

EXHIBIT  C                                SECURITIES  ACCOUNT CONTROL AGREEMENT

EXHIBIT  D                                BORROWING  NOTICE

EXHIBIT  E                                STOCK  REPAYMENT  NOTICE




                                LIST OF SCHEDULES


SCHEDULE  3.1.1                           PATENTS

SCHEDULE  3.1.3                           DEPOSIT  ACCOUNT

SCHEDULE  9.1                             LOCATION  OF  THE  COLLATERAL

SCHEDULE  9.16                            PERMITTED INVESTMENTS

SCHEDULE  16.4                            INDEBTEDNESS




[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.


                           LOAN AND SECURITY AGREEMENT

     THIS LOAN AND SECURITY AGREEMENT (the "Loan Agreement") is executed as of the 28th day of October, 2002 (the "Effective Date") by and between Exelixis, Inc., a Delaware corporation ("Exelixis"), and SmithKline Beecham Corporation, a Pennsylvania corporation, doing business as GlaxoSmithKline ("GSK"). Exelixis and GSK are each referred to herein by name or as a "Party" or, collectively, as "Parties".

                                    RECITALS

     A. Exelixis and GSK have entered into that certain Product Development and Commercialization Agreement of even date herewith (the "Development Agreement") and that certain Stock Purchase and Stock Issuance Agreement of even date herewith (the "Stock Purchase Agreement");

     B. In connection with, and as a condition of, Exelixis and GSK entering into the Development Agreement and the Stock Purchase Agreement, Exelixis and GSK have agreed to enter into this Loan Agreement pursuant to which Exelixis may obtain during the Development Term (as defined below), from time to time, certain loans from GSK, subject to the terms and conditions stated herein for amounts up to the Maximum Loan Amount (as defined below); and

     C. GSK is willing to provide such loans to, and in favor of, Exelixis, subject to the terms and conditions of this Loan Agreement.

     NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties, intending to be legally bound, hereto agree as follows:

                                    ARTICLE 1
                                   DEFINITIONS

     Unless otherwise defined in this Loan Agreement, all capitalized terms shall have the meanings given them in the Development Agreement or the Stock Purchase Agreement, as applicable. As used in this Loan Agreement, the following terms shall have the following respective meanings:

     1.1  "Advance"  shall  mean  a  loan  made,  or  to  be  made,  pursuant to
Article 2, which may be in the form of a General Advance or a Product Specific Advance.

     1.2 "Affiliate" shall mean any Person, whether de jure or de facto, which directly or indirectly through one (1) or more intermediaries controls, is controlled by, or is under common control with, a Party to the Loan Documents. A Person shall be deemed to "control" another Person if it (a) owns, directly or indirectly, beneficially or legally, at least fifty percent (50%) of the outstanding voting securities or capital stock (or such lesser percentage which is the maximum allowed to be owned by a Person in a particular jurisdiction) of such other Person, or has other comparable ownership interest with respect to any Person other than a corporation; or (b) has the power, whether pursuant to contract, ownership of securities or otherwise, to direct the management and policies of the Person.

     1.3 "Biotechnology Company" shall mean any Person other than a Major Pharmaceutical Company.

     1.4 "Borrowing Date" shall mean any Business Day on which an Advance occurs.

     1.5  "Borrowing  Notice"  shall  have  the meaning assigned to such term in
Section  2.2.

     1.6 "Business Day" shall mean any day, other than a Saturday, Sunday or other day in which commercial banks are authorized or required in the United
States  to  be  closed.

     1.7  "Capital  Equipment"  shall  have the meaning assigned to such term in
Section  3.1.5.

     1.8  "Change  in  Control"  shall  mean a transaction in which [ * ].

     1.9 "Change in Control Rate of Interest" shall mean the fixed rate of interest per annum equal to [*].

     1.10 "Collateral" shall have the meaning assigned to such term in Section 3.1.

     1.11 "Common Stock" shall mean the common stock of Exelixis, par value $0.001 per share.

     1.12 "Contract Year" shall mean a year of 365 days (or 366 in a leap year) beginning on the Effective Date and ending one (1) year thereafter and so on year-by-year during the Term. "Contract Year One" shall mean the first such year; "Contract Year Two" shall mean the second such year, and so on, year-by-year.

     1.13 "Default Rate of Interest" shall mean the fixed rate of interest per annum equal to [*].

     1.14  "Deposit  Account"  shall  have  the meaning assigned to such term in
Section  3.1.3.

     1.15 "Development Agreement" shall have the meaning assigned to such term in the Recitals.

     1.16 "Development Candidate" shall have the meaning assigned to such term in the Development Agreement.

     1.17 "Development Candidate Inventory" shall have the meaning assigned to such term in Section 3.1.4.

     1.18 "Development Compound" shall have the meaning assigned to such term in the Development Agreement.

     1.19 "Development Expiration Date" shall mean the earliest of the following: [*]

     1.20 "Development Program" shall have the meaning assigned to such term in the Development Agreement.

     1.21 "Development Term" shall have the meaning assigned to such term in the Development Agreement.

     1.22 "Dollars" and the sign "$" shall mean the lawful money of the United States.

     1.23  "DWAC"  shall  have  the  meaning  assigned  to  such term in Section
5.6.4(a).

     1.24 "Effective Date" shall mean the date of this Loan Agreement set forth in the Preamble.

     1.25 "Environmental Laws" shall mean any federal, state, county, municipal or other laws, ordinances or regulations pertaining to health or the environment.

     1.26  "ERISA"  shall  mean  the  Employee Retirement Income Security Act of
1974,
as  amended.

     1.27 "Event of Default" shall mean any of those conditions or events listed in Article 12.

     1.28 "Exchange Act" shall have the meaning assigned to such term in Section 7.4.

     1.29  "Excluded  Collateral"  shall  mean  [*].

     1.30 "Executive Officers" shall mean the Chief Executive Officer of Exelixis, or such other person holding a similar position designated by Exelixis from time to time, and the Chairman, Research and Development, Pharmaceuticals of GSK, or such other person holding a similar position designated by GSK from time to time.

     1.31 "Expanded Program Option" shall have the meaning assigned to such term in the Development Agreement.

     1.32 "Extension Period" shall have the meaning assigned to such term in the Development Agreement.

     1.33  "Fair  Market  Value" shall have the meaning assigned to such term in
Section  5.6.1.

     1.34 "GAAP" shall mean United States generally accepted accounting principles (including principles of consolidation), in effect from time to time, consistently applied.

     1.35 "General Advance(s)" shall mean a loan pursuant to the terms of Section
2.1.1 that GSK agrees to provide to Exelixis solely for research and development activities pursuant to the terms and conditions of the Development Agreement.

     1.36 "Governmental Entity" shall mean any nation or government, any state or other political subdivision thereof, any central bank (or similar monetary or regulatory authority) thereof, any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government, and any corporation or other entity owned or controlled, through stock or capital ownership or otherwise, by any of the foregoing.

     1.37 "HSR Act" shall mean the Hart-Scott Rodino Antitrust Improvements Act of 1976, as amended.

     1.38 "Included Compounds" shall have the meaning assigned to such term in the Development Agreement.

     1.39  "Initial  Advance"  shall  have  the meaning assigned to such term in
Section  6.1.

     1.40 "Intellectual Property" shall have the meaning assigned to such term in Section 3.1.2.

     1.41 "Legal Proceeding" shall mean any action, suit, litigation, arbitration, proceeding (including any civil, criminal, administrative, governmental or appellate proceeding), hearing, inquiry, audit, examination or investigation commenced, brought, conducted or heard by or before, or otherwise involving, any court or other Governmental Entity or any arbitrator or arbitration panel.

     1.42 "LIBOR" shall mean, with respect to the Default Rate of Interest or Change in Control Rate of Interest, the London inter-bank offered rate at which United States Dollar deposits for a period equal to six (6) months are offered as such rate is published in The Wall Street Journal on the date an Event of Default or Change in Control occurs.

     1.43 "Limited Program Option" shall have the meaning assigned to such term in the Development Agreement.

     1.44 "Loan Agreement" shall mean this loan and security agreement together with all recitals and exhibits, schedules and attachments hereto, as each of them may be amended, modified, supplemented, or restated from time to time.

     1.45 "Loan Documents" shall mean collectively, this Loan Agreement, the Note, the UCC Financing Statement(s), the Patent Office Filing(s), the Securities Account Control Agreement and any other agreements, certificates or instruments executed now or hereafter evidencing, describing, certifying or securing the Obligations, as such documents may be amended, modified, supplemented or restated from time to time.

     1.46 "Major Pharmaceutical Company" shall mean any Person that, together with its Affiliates, has annual worldwide pharmaceutical sales of [*] or more.

     1.47 "Material Adverse Effect" shall mean any material adverse effect (a) upon the validity, or enforceability of the Loan Documents (b) on any of the transactions contemplated by the Loan Documents, (c) on the business, operations, condition (financial or otherwise), performance or properties of Exelixis taken as a whole, or (d) upon the ability of Exelixis to fulfill any Obligations.

     1.48 "Maturity Date" shall mean the date that is three (3) years from the Development Expiration Date.

     1.49 "Maximum Loan Amount" shall mean the maximum principal loan amount of either (a) Eighty-Five Million Dollars ($85,000,000) if GSK does not select the Expanded Program Option or [*].

     1.50 "National Securities Market" shall mean the Nasdaq National Market System, the Nasdaq Small Cap Market and any other national public securities exchange.

     1.51 "Note" shall mean the promissory note together with all recitals and exhibits, schedules and attachments thereto, executed by Exelixis in favor of GSK, substantially in the form of Exhibit A attached hereto, as may be amended, modified, supplemented or restated from time to time.

     1.52 "Obligations" shall mean all Advances, Total Advance Amount, liabilities, obligations, covenants and duties arising under the Loan Documents owed by Exelixis to GSK whether direct or indirect, absolute or contingent.

     1.53 "Operating Documents" shall mean Exelixis' amended and restated certificate of incorporation, as currently filed with the State of Delaware and its amended and restated bylaws in current form, each with all future modifications and amendments thereto.

     1.54 "OSHA" shall mean the federal Occupational Safety and Health Act, as amended.

     1.55 "Party" or "Parties" shall have the meaning assigned to such term in the Preamble.

     1.56  "Patents"  shall  have  the  meaning assigned to such term in Section
3.1.1.

     1.57 "Patent Office Filing" shall mean any and all patent collateral mortgage agreements and cover sheets between GSK and Exelixis and its Affiliates which grant GSK a security interest, first in priority, in the Patents by filing such patent collateral mortgage agreements with the United States and foreign Patent and Trademark Offices, substantially in the form of Exhibit B attached hereto, as may be amended, modified, supplemented or restated from time to time.

     1.58 "Payment Date" shall mean any of the dates on which payment of the Advances and accrued interest is due as set forth in Section 5.1.

     1.59 "Person" shall mean any individual, corporation, firm, partnership or other entity.

     1.60  "Proceeds"  shall  have the meaning assigned to such term in the UCC.

     1.61 "Product Specific Advance(s)" shall mean a loan pursuant the terms set forth in Section 2.1.2 that GSK agrees to advance to Exelixis solely for research and development activities with respect to a particular Development Compound that Exelixis elects to become a Development Candidate pursuant to the terms and conditions of the Development Agreement.

     1.62 "Repayment Period" shall mean the [*] period immediately following the Development Expiration Date.

     1.63 "SEC" shall mean the United States Securities and Exchange Commission.

     1.64 "SEC Affiliate" shall have the meaning ascribed to the term "affiliate" under Rule 144 of the Securities Act.

     1.65 "SEC Filings" shall have the meaning assigned to such term in Section 7.4.

     1.66 "Securities Account Control Agreement" shall mean [*], as such securities account control agreement may be amended, modified, supplemented or restated from time to time.

     1.67  "Securities  Act"  shall  have  the  meaning assigned to such term in
Section  7.4.

     1.68 "Stock Purchase Agreement" shall have the meaning assigned to such term in the Recitals.

     1.69  "Stock  Repayment"  shall  have  the meaning assigned to such term in
Section  5.6.1.

     1.70 "Stock Repayment Amount" shall have the meaning assigned to such term in Section 5.6.1.

     1.71 "Stock Repayment Closing Date(s)" shall mean the Business Day set forth in the Stock Repayment Notice as the stock repayment closing date; provided that each such stock repayment closing date shall be no later than the applicable Payment Date.

     1.72 "Stock Repayment Notice" shall have the meaning assigned to such term in Section 5.6.1.

     1.73 "Stock Repayment Shares" shall mean the shares of Common Stock issuable by Exelixis to GSK to pay all or any portion of the then outstanding principal balance of the Advances and all accrued interest thereon pursuant to
Section  5.6.

     1.74  "Tangible  Net Worth" shall have the meaning assigned to such term in
Section  11.2.

     1.75 "Term" shall mean the period from the Effective Date until the later of (a) the Maturity Date or (b) when the aggregate principal balance of all Advances outstanding and any interest accrued thereon has been paid.

     1.76 "Third Party" shall mean any entity other than Exelixis or GSK or an Affiliate of Exelixis or GSK.

     1.77 "Total Advance Amount" shall have the meaning assigned to such term in
Section  5.1  hereof.

     1.78 "Trading Day" shall mean a day in which the National Securities Markets are open for trading.

     1.79 "Transaction Documents" shall mean this Loan Agreement, the Development Agreement and the Stock Purchase Agreement, as such documents may be amended, modified, supplemented or restated from time to time.

     1.80 "UCC" shall mean the Uniform Commercial Code as the same may from time to time be in effect in Exelixis' state of incorporation; provided, however, in the event that, by reason of mandatory provisions of law, such as may be the case with the Deposit Account, any or all of the attachment, perfection or priority of GSK's security interest in any Collateral shall be governed by the Uniform Commercial Code as in effect in a jurisdiction other than Exelixis' state of incorporation, in which case, the term "UCC" shall mean the Uniform Commercial Code as in effect at such time in such other jurisdiction for purposes of the provisions hereof relating to such attachment, perfection or priority and for purposes of definitions related to such provisions.

     1.81 "UCC Financing Statement(s)" shall mean a record or records composed of an initial financing statement and any filed record relating to the initial financing statement filed in Exelixis' state of incorporation or elsewhere to perfect GSK's lien on the Collateral.

     1.82  "United  States"  or  "U.S." shall mean the United States of America.

     1.83  "Working  Capital"  shall  have  the meaning assigned to such term in
Section  11.2.

     Accounting Terms. All accounting terms not specifically defined in the Loan Documents shall be determined and construed in accordance with GAAP.

     Other Definitional Provisions. Where the context herein requires, the singular number shall be deemed to include the plural, the masculine gender shall include the feminine and neuter genders, and vice versa. The words "hereof," "herein" and words of similar import when used in this Loan Agreement shall refer to this Loan Agreement as a whole and not to any particular provision of this Loan Agreement. All section, schedule or exhibit references are to this Loan Agreement unless otherwise specified. All terms used herein and defined in the UCC shall have the meaning given therein unless otherwise defined herein.

                                    ARTICLE 2
                           AMOUNT AND TERMS OF CREDIT

     2.1 Commitment. Subject to Exelixis' observance of, and performance with, all terms, conditions, warranties, representations and covenants of the Loan Documents, in the absence of an Event of Default, GSK agrees to make Advances to Exelixis up to the Maximum Loan Amount, in increments of Five Million Dollars ($5,000,000) or greater, from time to time, from the Effective Date until the Development Expiration Date; provided, however, GSK has no obligation whatsoever to make Advances to Exelixis which exceed Eighty-Five Million Dollars ($85,000,000) prior to such time as GSK selects the Expanded Program Option and, if GSK fails to select the Expanded Program Option, then GSK shall not be obligated to make any further Advances to Exelixis after Contract Year Two; [*]. Exelixis hereby irrevocably authorizes GSK to make (or cause to be made) appropriate notations regarding (a) the Borrowing Date, (b) the amount and type (i.e., General or Product Specific) of the Advance and (c) the total Product Specific Advances advanced as of the Borrowing Date for each Development Candidate or the total General Advances advanced as of the Borrowing Date, as the case may be, and in substantially the form set forth on Schedule 1 attached to the Note, which notations, if made, shall be rebuttably presumptive evidence of, inter alia, such information set forth therein. The aggregate amount of all Advances made from time to time from the Effective Date to the Development Expiration Date shall not at any time exceed the applicable Maximum Loan Amount. If Advances are prepaid pursuant to Section 5.5 or if milestone payments are credited against Advances pursuant to Section 5.4, such sums shall not be available for future Advances. Subject to Article 6, Advances shall be made as follows:

          2.1.1  General  Advances.  Subject  to  Section 2.1, commencing on the
Effective Date and prior to January 1, 2003, GSK agrees to make available General Advances to Exelixis in an amount up to Twenty-Five Million Dollars ($25,000,000) and, after the First Contract Year and prior to the Development Expiration Date, GSK agrees to make available additional General Advances to Exelixis in amounts up to Twenty Million Dollars ($20,000,000);[*]; and

          2.1.2 Product Specific Advances. Subject to Section 2.1, upon, or at any time after, a Development Compound is selected by Exelixis as a Development Candidate pursuant to Section 3.3.2 of the Development Agreement, GSK agrees to make available to Exelixis one or more Product Specific Advances with respect to such Development Candidate[*].

          2.2 Borrowing Notices. Subject to this Article 2, Exelixis may notify GSK to make available an Advance (each such notice, a "Borrowing Notice") by delivering to GSK a written request substantially in the form of Exhibit D attached hereto. The Borrowing Notice shall state the amount, the Borrowing Date of such Advance (which Borrowing Date must be a Business Day not earlier than fifteen (15) Business Days after the Borrowing Notice is effective pursuant to Section 16.5) and all other documents and instruments required pursuant to the terms and conditions of the Loan Documents. GSK is entitled to rely upon the Borrowing Notice and the covenants of Exelixis' officers who sign such Borrowing Notices. If GSK requires additional documentation pursuant to Section 6.2.8, GSK shall provide a list to Exelixis not less than five (5) Business Days prior to the Borrowing Date.

     2.3 Disbursement of Advances. Subject to the terms and conditions of the Loan Documents, GSK shall make available to Exelixis the Advance requested by Exelixis on the Borrowing Date specified in each applicable Borrowing Notice by wire transfer to the Deposit Account.

                                    ARTICLE 3
                                SECURITY INTEREST

     3.1 Grant of Security Interest. To secure the payment and performance by Exelixis of the Obligations to GSK, Exelixis and, to the extent applicable, its Affiliates hereby pledge, set over, assign, deliver and grant a first and only priority security interest to GSK in all of Exelixis' and, to the extent applicable, its Affiliates' right, title and interest in the following assets, wherever located and whether now existing or hereafter created and whether now owned or hereafter acquired, of every description, tangible and intangible (the "Collateral"):

          3.1.1  [*];

          3.1.2  [*];

          3.1.3 Deposit Account. That certain deposit account with a mutually agreed upon bank or financial institution, initially [*], more particularly described on Schedule 3.1.3 (the "Deposit Account") maintained by Exelixis into which the proceeds of the Advances, including without limitation investment property, shall be deposited and, subject to Section 9.5, maintained, with all dividends and distributions, whether payable in cash, securities or other investment property accruing on the balance therein, all of which are described and governed by the Control Agreement;

          3.1.4  [*];

          3.1.5 Capital Equipment. All capital equipment (currently defined as equipment with a purchase price per item in excess of Five Thousand Dollars ($5,000)), purchased by Exelixis with the proceeds of the Advances, having a specific use solely to perform the activities contemplated under the Development Agreement, in all cases however and wherever arising (the "Capital Equipment"); and

          3.1.6 Proceeds. All Proceeds and products of the Intellectual Property, the
Deposit  Account,  the  Development  Candidate  Inventory  and/or  the  Capital
Equipment.

                                    ARTICLE 4
                                    INTEREST

     4.1  Interest

          4.1.1 Advances Each Advance shall bear interest on the sum of the unpaid principal balance thereof outstanding on each day until repaid, at a rate per annum equal to four percent (4.0%).

          4.1.2 Default Rate of Interest. Notwithstanding the rate of interest specified in Section 4.1.1, effective immediately upon the occurrence of an Event of Default under Article 12, and for so long thereafter as any such Event of Default shall be continuing and to the extent permitted by law, the aggregate principal balance of all Advances then outstanding and, to the extent permitted by applicable law, any accrued interest thereon, shall bear interest at the Default Rate of Interest. Exelixis hereby acknowledges that (a) such Default Rate of Interest is a material inducement to GSK to make Advances available to Exelixis; (b) GSK would not have made the Advances available to Exelixis in the absence of the agreement of Exelixis to pay such Default Rate of Interest; (c) such Default Rate of Interest represents compensation for increased risk to GSK that the Advances will not be repaid and (d) such Default Rate of Interest is not a penalty and represents a reasonable estimate of (i) the cost to GSK in allocating its resources (both personnel and financial) to the administration and collection of the Advances and (ii) compensation to GSK for losses that are difficult to ascertain.

          4.1.3 Change of Control Rate of Interest. In the event of termination of the Development Agreement as provided in Sections 13.1.2(d)(i) or 13.1.2(d)(ii) of the Development Agreement, the aggregate principal balance of all Advances then outstanding and, to the extent permitted by applicable law, any accrued interest thereon, shall bear interest at the Change of Control Rate of Interest from and after the date of such termination.

          4.1.4 Interest Computations. All interest chargeable under the Loan Documents shall be computed on the basis of a three hundred sixty (360) day year for the actual number of days elapsed.

                                    ARTICLE 5
                                    REPAYMENT

     5.1 Repayment. Payment hereunder may be made by Exelixis in cash pursuant to Section 5.3, Common Stock pursuant to Section 5.6, or by a combination of the foregoing. Unless earlier paid through offsets pursuant to
Section 5.4 or pursuant to Section 5.5 below, all Advances made hereunder, together with all accrued and unpaid interest, shall be due and payable to GSK on the earlier of [*], or (b) demand made in accordance with Section 13.1.

     5.2 Payments on Non-Business Day. In the event that any payment of principal, interest, fees or any other amounts payable by Exelixis pursuant to the Loan Documents shall become due on any day which is not a Business Day, such due date shall be extended to the next succeeding Business Day, and, to the extent applicable, interest shall continue to accrue and be payable at the applicable rate for and during any such extension.

     5.3 Cash Payment Procedures. All sums payable by Exelixis to GSK in cash under the Loan Documents, whether principal, interest, or otherwise, shall be paid in lawful money of the United States and payable in immediately available funds, when due, by wire transfer to an account of GSK as GSK may reasonably direct, without setoff, deduction or counterclaim (except as provided in Section
5.4  below).

     5.4 Milestone Payments. Upon the satisfaction of the conditions set forth therein, GSK is obligated to make certain milestone payments to Exelixis pursuant to the terms of the Development Agreement. All Product Acceptance Milestone payments under Section 6.2.1 of the Development Agreement and commercialization milestone payments under Section 6.2.3 of the Development Agreement to be made to Exelixis may, at GSK's option, be immediately credited against the Advances and accrued interest then outstanding under the Note, by direct offset. All such credits shall be applied first to expenses or charges, then to accrued interest, and then to principal on the date such milestone payments are first due and payable. Any such credits to the Total Advanced Amount shall not entitle Exelixis to obtain any additional Advances. During the Repayment Period, milestone payments shall be applied to payments due in the direct order of maturity. GSK shall promptly provide Exelixis in writing a reconciliation of the amount of each such credit and its application to the amounts payable under the Note.

     5.5 Optional Cash Prepayments. Exelixis may prepay, in cash, the unpaid principal amount of any Advance in whole or in part without penalty or premium at any time and from time to time, in cash only, and as provided for in Section
5.3. Partial prepayments shall be applied first to expenses and charges, then to interest and then to principal, and during the Repayment Period, to payments due in direct order of maturity.

     5.6  Repayment  By  Common  Stock.

          5.6.1 Exercise of Issuance Rights. Subject to Section 5.6.6, prior to a Payment Date, upon notice to GSK pursuant to Section 5.6.3 (a "Stock Repayment Notice"), Exelixis shall have the option to issue to GSK the Stock Repayment Shares in payment of all or any portion of the then outstanding principal amount of any Advance, and all accrued interest relating thereto up to and including the Payment Date (the "Stock Repayment Amount") (each such instance being hereinafter referred to as "Stock Repayment"). The number of shares of Common Stock comprising the Stock Repayment Shares issuable in connection with Stock Repayments shall be equal to the quotient of the applicable Stock Repayment Amount divided by the Fair Market Value (as defined below) of one share of Common Stock. No fractional shares shall be issued in connection with a Stock Repayment. The "Fair Market Value" of the Common Stock shall be deemed to be the average of the opening and closing sale prices of the Common Stock as reported by the National Securities Market on which the Common Stock trades or is listed for the first twenty (20) consecutive Trading Days immediately following the date which is two (2) Trading Days after Exelixis filed its most recent periodic disclosure on Form 10-Q or Form 10-K prior to the date of each Stock Repayment Notice.

          5.6.2 Limitation on Ownership. Notwithstanding anything to the contrary contained in this Loan Agreement, the total number of shares of Common Stock owned by GSK that have been acquired pursuant to the Transaction Documents shall at all times be less than twenty percent (20%) of Exelixis' then outstanding Common Stock, as reported in the most recent quarterly or annual report form of Exelixis filed with the SEC. In the event that any purchase of Option Shares (as defined in the Stock Purchase Agreement) or Stock Repayment Shares would cause GSK to be a holder of twenty percent (20%) or more of Exelixis' then outstanding Common Stock, GSK shall be relieved of its obligations to make such purchase(s) or from accepting such repayment in lieu of cash, to the extent of the overage.

          5.6.3 Stock Repayment Notice. A Stock Repayment Notice substantially in the form attached hereto as Exhibit E shall be delivered pursuant to the notice provisions set forth in Section 16.5 not later than thirty (30) days prior to a Stock Repayment Closing Date. Each such Stock Repayment Notice shall state the Stock Repayment Amount applicable to the Stock Repayment.

          5.6.4 Delivery of Stock Repayment Shares. At least three (3) Trading Days in advance of any Stock Repayment Closing Date, Exelixis shall issue instructions as follows:

               (a) If GSK is not an SEC Affiliate of Exelixis, then Exelixis shall issue instructions to Exelixis' stock transfer agent directing Exelixis' transfer agent to prepare and deliver to the account of GSK by an automated share transfer through the Depository Trust Company system ("DWAC"), that number of shares of Common Stock representing the applicable Stock Repayment Shares no later than the Stock Repayment Closing Date;

               (b) If GSK is an SEC Affiliate of Exelixis as of the applicable Stock Repayment Closing Date, then Exelixis shall issue instructions to Exelixis' stock transfer agent, directing the transfer agent to prepare and deliver to Exelixis a stock certificate representing that number of shares of Common Stock representing the applicable Stock Repayment Shares, as soon as possible, but in no event later than one (1) Trading Day prior to the applicable Stock Repayment Closing Date, which stock certificate shall be delivered by Exelixis to GSK on the applicable Stock Repayment Closing Date; provided however, that Exelixis may only issue Stock Repayment Shares in accordance with this Section 5.6; or

               c) Subject to GSK's receipt of the stock certificate or DWAC transfer, as the case may be, for the Stock Repayment Shares, the outstanding Obligations prior to such Stock Repayment shall be deemed repaid to the extent of the applicable Stock Repayment Amount.

          5.6.5 No Rights as Stockholders. GSK shall not be entitled to any voting rights or other rights as a stockholder of Exelixis except as otherwise provided in the Stock Purchase Agreement.

          5.6.6 Conditions Precedent to Each Issuance of Stock Repayment Shares. The right of Exelixis to issue Stock Repayment Shares shall be subject to the following conditions precedent and if Exelixis is unable to satisfy such conditions precedent on the date of the Stock Repayment Notice, then Exelixis shall make such payment due in cash pursuant to Section 5.3:

               (a) satisfaction of each of the conditions set forth in Sections 5.6.1, 5.6.2 and 5.6.3;

               (b) no Event of Default shall have occurred and be continuing or would reasonably be likely to be caused by the making of such Stock Repayment;

               (c)  satisfaction  of each of the conditions set forth in Section
6.1  of  the  Stock  Purchase  Agreement;

               (d) no Change of Control as described in Section 13.1 of the Development Agreement shall have occurred; and

               (e) no termination of the Development Agreement shall have occurred; provided, however, if the Development Agreement is terminated by Exelixis pursuant to Section 12.2.1 of the Development Agreement for a Material Breach (as defined in the Development Agreement) by GSK or by GSK pursuant to
Section 12.3.2 then this Section 5.6.6(e) shall not be a condition precedent to Exelixis' right to issue Stock Repayment Shares.

                                    ARTICLE 6
                               CONDITIONS PRECEDENT

     6.1 Conditions Precedent to Initial Advance. In addition to all of the obligations set forth in the Loan Documents, GSK will not make the initial Advance (the "Initial Advance") under and pursuant to this Loan Agreement unless and until the following conditions and obligations have been satisfied, all in form and substance satisfactory to GSK:

          6.1.1 Loan Documents. Exelixis shall have duly executed and delivered the Loan Documents, all in form and substance satisfactory to GSK.

          6.1.2 Supporting Documents. Exelixis shall deliver or cause to be delivered to GSK the following documents:

               (a) a copy of the Operating Documents and a good standing certificate of Exelixis from the State of Delaware and for each jurisdiction in which it is qualified to transact business;

               (b) an incumbency certificate with certified resolutions of the board of directors of Exelixis, signed by an authorized officer of Exelixis, authorizing the execution, delivery and performance of the Loan Documents (including Borrowing Notices);

               (c) a legal opinion of counsel to Exelixis addressed to GSK regarding such matters as GSK and its counsel may reasonably request; and

               (d) UCC searches, federal, state and local judgment searches, federal and state tax lien searches, bankruptcy searches, pending suit searches, searches with the United States and foreign Patent & Trademark Offices, and all other applicable lien searches showing no existing security interests in or liens on the Collateral other than liens permitted pursuant to Section 10.1.

          6.1.3 Perfection of Liens. UCC Financing Statements, the Control Agreement, and filings with the United States and foreign Patent & Trademark Offices covering the Collateral shall have been duly executed, recorded or filed with the appropriate parties in the manner and places required by law to establish, preserve, protect and perfect the interests and rights created or intended to be created by the Loan Documents; and all taxes, fees and other charges in connection with the execution, delivery and filing of the Loan Documents shall have been duly paid.

     6.2 Conditions Precedent to All Advances. The following conditions, in addition to any other requirements, including those for the Initial Advance hereunder, shall have been met or performed by the Borrowing Date and each Borrowing Notice shall be deemed to be a representation that all such conditions have been satisfied:

          6.2.1 Borrowing Notice. Exelixis shall have delivered to GSK a Borrowing Notice;

          6.2.2 No Event of Default. No Event of Default, and no event which, with the passage of time, or the giving of notice, or both, would be reasonably likely to give rise to an Event of Default, shall have occurred and be continuing, or be reasonably likely to be caused by the making of the Advance in question, and Exelixis shall have delivered an officer's certification to such effect, which may be incorporated in the Borrowing Notice;

          6.2.3 No Termination under the Development Agreement. There has been no termination of the Development Agreement;

          6.2.4 Correctness of Representations. All representations and warranties made by Exelixis herein shall be true and correct in all material respects with the same effect as though the representations and warranties had been made on and as of the proposed Borrowing Date, and Exelixis has delivered an officer's certificate to such effect, which may be incorporated in the Borrowing Notice;

          6.2.5 No Material Adverse Effect. There has been no event which would be reasonably be likely to have a Material Adverse Effect;

          6.2.6 Limitations Not Exceeded. The proposed Advance shall not cause the outstanding Total Advance Amount to exceed the applicable Maximum Loan
Amount and/or the limits specified in Sections 2.1.1 and 2.1.2;

          6.2.7 Use of Proceeds. Exelixis shall have delivered to GSK a certification from an officer of Exelixis that the proceeds of the Advance are to be utilized by Exelixis solely in furtherance of the obligations of Exelixis under the Development Agreement over the course of the Term, which certification may be incorporated in the Borrowing Notice;

          6.2.8 Additional Documents. Exelixis shall have delivered to GSK all additional opinions, documents, certificates and other assurances that GSK or its counsel may reasonably request pursuant to Section 2.2; and

          6.2.9 Change of Control. There shall have been no Change of Control as described in Section 13.1 of the Development Agreement.

     6.3 Condition Precedent to Disbursement of Second General Advance. The obligation of GSK to make any second General Advance shall be subject to the satisfaction of the following condition precedent on or before any such second General Advance:

          6.3.1 Exelixis Expenditures. Exelixis shall have delivered to GSK a certification from an officer of Exelixis that Exelixis has spent not less than Twenty Million Dollars ($20,000,000) in furtherance of Exelixis' obligations under the Development Agreement from sources other than GSK to Exelixis under the Development Agreement, the Stock Purchase Agreement and this Loan Agreement, which certification may be incorporated in the Borrowing Notice.

     6.4 Conditions Precedent to Disbursement of All Product Specific Advances. The obligation of GSK to make any Product Specific Advance shall be further subject to the satisfaction of the following conditions precedent on or before any such Product Specific Advance:

          6.4.1 Exelixis' Selection of a Development Candidate. In the event that a Development Candidate meets and continues to meet the Developability Criteria established by the Collaboration Committee for the advancement to Development Candidate status and Exelixis selects Development Compound to become a Development Candidate under the Development Program, Exelixis shall notify GSK, in writing of such selection, which notification shall be within no more than thirty (30) days after such selection; and

          6.4.2 Marketable Title to Development Candidate Intellectual Property. Exelixis shall provide a representation in the Borrowing Notice for each Product Specific Advance that, other than the security interest of GSK, the title to the Intellectual Property pertaining to such Development Candidate is free and clear of all assignments, mortgages, pledges, liens, security interests, leases, claims or any other encumbrances.

                                    ARTICLE 7
                   REPRESENTATIONS AND WARRANTIES OF EXELIXIS

     Exelixis hereby represents and warrants to GSK as of the Effective Date and as of each Borrowing Date that:

     7.1 Organization, Good Standing and Qualification. Exelixis is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has all requisite corporate power and authority to carry on its business. The spelling and the identification of Exelixis on the signature page hereof are accurate in all respects and consistent with Exelixis' registration. Exelixis is duly qualified to transact business as a corporation and is in good standing in each jurisdiction in which qualification is required by law. Exelixis has full corporate power and authority to own its property and to carry on business in all jurisdictions where it is doing business. Exelixis possesses all licenses, permits, franchises, patents, copyrights, trademarks, and trade names, or rights thereto, to conduct its business substantially as now conducted and as presently proposed to be conducted, and is not in violation of rights of others with respect to the foregoing. GSK has been provided with a true copy of Exelixis' Operating Documents which are in full force and effect. GSK may rely on the accuracy and the integrity of the Operating Documents filed with the SEC and all amendments thereto which have not been filed with the SEC as of each Borrowing Date shall be certified to GSK by a duly authorized officer of Exelixis in the Borrowing Notice. There has been no certificate of dissolution filed or cancellation filed on the behalf of Exelixis nor has Exelixis been dissolved by any event such as death, retirement, resignation, expulsion, bankruptcy or dissolution of any shareholder, partner or member or event which would cause the dissolution of Exelixis pursuant to applicable law.

     7.2 Authorization; Due Execution. Exelixis has the requisite corporate power and authority to execute, deliver and carry out the Loan Documents and to perform its obligations under the terms of the Loan Documents and, at the time of a Stock Repayment pursuant to Section 5.6, will have the requisite corporate power to issue Stock Repayment Shares. All corporate action on the part of Exelixis, its officers, directors and stockholders necessary for the authorization, execution and delivery of the Loan Documents has been taken. The Loan Documents have been and shall be duly authorized, executed and delivered by Exelixis and, upon due execution and delivery by GSK of the Loan Documents (as applicable) will each be a valid and binding agreement of Exelixis, enforceable in accordance with its respective terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally or by equitable principles.

     7.3 Valid Issuance of Stock. The Stock Repayment Shares, when issued, sold and delivered in accordance with the terms of Section 5.6, will be duly and validly authorized and issued, fully paid, and nonassessable and will be issued in compliance with all applicable federal and state securities laws.

     7.4 SEC Filings. Exelixis has timely filed with the SEC all reports, registration statements and other documents required to be filed by it (the "SEC Filings") under the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder (the "Securities Act") and the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder (the "Exchange Act"). The SEC Filings were prepared in accordance and, as of the date on which each such SEC Filing was filed with the SEC, complied in all material respects, with the applicable requirements of the Securities Act, the Exchange Act, and, to the best of its knowledge, the Sarbanes-Oxley Act of 2002, as the case may be. None of such SEC Filings, including, without limitation, any financial statements, exhibits and schedules included therein and documents incorporated therein by reference, at the time filed, declared effective or mailed, as the case may be, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. Except to the extent information contained in any of the SEC Filings has been revised, corrected or superseded by a later filing of any such form, report or document, none of the SEC Filings currently contains an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

     7.5 Governmental Consents. No consent, approval, order or authorization of, or registration, qualification, designation, declaration or filing with, any federal, state, local or provincial Governmental Entity on the part of Exelixis is required in connection with the consummation of the transactions contemplated by the Loan Documents, except for such approvals or consents required under the HSR Act and such other notices required or permitted to be filed with certain state and federal securities commissions after the Effective Date, which notices will be filed on a timely basis.

     7.6 No Conflict. Exelixis' execution, delivery and performance of the Loan Documents does not violate any provision of Exelixis' Operating Documents, as amended, any provision of any Third Party agreement, order, writ, judgment, injunction, decree, determination or award to which Exelixis is a party or by which it is bound, or, to Exelixis' knowledge, any law, rule or regulation currently in effect having applicability to Exelixis.

     7.7 Litigation. Except as disclosed in the SEC Filings, there are no judgments, lawsuits, judicial proceedings, investigations or complaints pending or overtly threatened against Exelixis, by any Third Party or Governmental Entity, for amounts in excess of Five Million Dollars ($5,000,000) relating to any aspect of Exelixis' business or properties or its ability to consummate the transactions contemplated by the Loan Documents.

     7.8 Compliance with Law. Exelixis is in compliance with all material respects with all laws, including, without limitation ERISA, OSHA, Environmental Laws and the other governmental rules and regulations applicable to its business and properties. Exelixis is in compliance with all requirements of the Americans with Disabilities Act of 1990, 42 U.S.C. 12101 et seq., including, but not limited to, those regulations promulgated by the Architectural and Transportation Barrier Compliance Board at 36 CFR 1191 et seq. and by the
Department  of  Justice  at  28  CFR  36  et  seq.

     7.9 Title to the Collateral. To its knowledge, Exelixis has good and marketable title and rights to the Intellectual Property, except for the security interest granted to GSK by Exelixis pursuant to the Loan Documents. Exelixis has good and marketable title and rights to the Development Candidate Inventory, Capital Equipment and Deposit Account except for the security interest granted to GSK by Exelixis pursuant to the Loan Documents. As of the Effective Date, title to the Collateral and all rights thereunder shall be exclusively vested in Exelixis with no rights whatsoever to the Collateral vested in any Affiliate. Exelixis has the right and corporate power to grant the security interests in and to the Collateral provided by or referred to in the Loan Documents. Except as herein provided, none of the Collateral is or is about to become subject to any other assignment, mortgage, pledge, lien, security interest, lease or encumbrance by virtue of the execution or performance of the Loan Documents. No lien or claim has been attached to or made against the Collateral for: (a) tax liabilities which have been assessed against Exelixis which remain unpaid; or (b) damages or cleanup and removal costs, as those terms are defined by any Environmental Laws arising from an intentional or unintentional act or omission of Exelixis or any previous owner or operator of its real or personal property resulting in the releasing, spilling, pumping, pouring, emitting, emptying, discharging or dumping of hazardous substances, hazardous wastes, pollutants or other related substances as those terms are defined by any Environmental Laws which would create a Material Adverse Effect.

     7.10 No Event of Default/Breach. Exelixis has reviewed the Transaction Documents and represents that no Event of Default has occurred and is continuing under the Loan Documents and no breach by Exelixis has occurred and is continuing under the Development Agreement.

     7.11 Intellectual Property. To the best of the knowledge of Exelixis and its majority-owned subsidiaries (other than Artemis Pharmaceuticals GmbH), respectively, Exelixis, and such majority-owned subsidiaries (other than Artemis Pharmaceuticals GmbH): (i) own, or have obtained licenses or rights to use, all of the Intellectual Property necessary to carry out Exelixis' and its majority-owned subsidiaries (other than Artemis Pharmaceuticals GmbH) respective businesses as currently conducted or as Exelixis contemplates conducting its business from time to time in the future and as contemplated by the Transaction Documents; (ii) are not aware of any notice asserting any ownership rights to the Intellectual Property; (iii) are not aware of sales of any products that would constitute an infringement by Third Parties of the Intellectual Property;
(iv) are aware of no pending or threatened action, suit, proceeding or claim by a Third Party challenging the ownership rights in, validity or scope of, the Intellectual Property; and (v) are not aware of any pending or threatened action, suit, proceeding or claim by a Third Party asserting that Exelixis or its majority-owned subsidiaries (other than Artemis Pharmaceuticals GmbH) infringe or otherwise violate any patent, trademark, copyright, trade secret or other proprietary right of any Third Party as would reasonably be expected to result in a Material Adverse Effect.

     7.12 Effect of Representations and Warranties. None of the representations, warranties or statements made to GSK in the Loan Documents or in connection with the Loan Documents contain any untrue statement of a material fact, or omit to state a material fact necessary in order to make the statements made not misleading.

                                    ARTICLE 8
                      REPRESENTATIONS AND WARRANTIES OF GSK

     GSK hereby represents and warrants to Exelixis as of the Effective Date that:

     8.1 Authorization; Due Execution. GSK has the requisite corporate power and authority to enter into this Loan Agreement and to perform its obligations under the terms of the Loan Documents and, at the time of each Stock Repayment pursuant to Section 5.6, will have the requisite corporate power to accept the Stock Repayment Shares. All corporate action on the part of GSK, its officers, directors and stockholders necessary for the authorization, execution and delivery of the Loan Documents have been taken. The Loan Documents have been duly authorized, executed and delivered by GSK, and, upon due execution and delivery by Exelixis, the Loan Documents will be a valid and binding agreement of GSK, enforceable in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally or by equitable principles.

                                    ARTICLE 9
                                    COVENANTS

     Exelixis covenants and agrees to comply with the following covenants at all times during which Advances are outstanding:

     9.1 Keeping of Books. Keep proper books of record and account in which full and correct entries shall be made of all of its financial transactions and its assets and businesses in accordance with GAAP so as to permit the filing of its financial information with the SEC in accordance with all applicable SEC rules and regulations. Exelixis shall keep accurate records of the Collateral, which records are at all times to be physically located at the address of Exelixis or its Affiliates set forth on the signature page hereto or on Schedule
9.1. All tangible Collateral shall be physically located at the address set forth on the signature page hereto or on Schedule 9.1, and Exelixis agrees to promptly inform GSK of all changes to the location of the tangible Collateral.

     9.2 SEC Reporting Requirements. Furnish to GSK, or cause to be furnished to GSK, as soon as available and in no event later than three (3) Business Days after they are sent, made available or filed, copies of all SEC Filings.

     9.3 Maintenance of Rights and Existence. Maintain and preserve in full force and effect all rights, contracts, licenses, leases, privileges, franchises and other authority necessary for the proper conduct of its business except where the lapsing of any of the foregoing would not cause or result in a Material Adverse Effect. Exelixis shall continue to be duly licensed or qualified to do business in each jurisdiction in which qualification is required by law except where such lack of qualification would not have a Material Adverse Effect, and to continue to be in good standing and to preserve its legal existence.

     9.4 Governmental and Other Approvals. Apply for, obtain, and maintain in effect, as applicable, all authorizations, consents, approvals, licenses, qualifications, exemptions, filings, declarations and registrations (whether with any court, governmental agency, regulatory authority, National Securities Market or otherwise) which are necessary in connection with the execution, delivery and performance by Exelixis of the Loan Documents and the transactions consummated or to be consummated thereunder.

     9.5 Use of Proceeds. Use the proceeds of the Advances hereunder in furtherance of the obligations of Exelixis under the Development Agreement over the course of the Term.

     9.6 Further Assurances. In addition to the obligations and documents which the Loan Documents expressly requires Exelixis and, to the extent applicable, its Affiliates to execute, acknowledge, deliver and perform, Exelixis shall execute and acknowledge (or cause to be executed and acknowledged) and deliver to GSK all documents, and take all actions, that may be reasonably requested by GSK from time to time to confirm the rights created or now or hereafter intended to be created under the Loan Documents or otherwise to carry out the purposes of the Loan Documents and the transactions contemplated hereunder and thereunder. Exelixis hereby agrees to execute, file and/or deliver (or cause its Affiliates, as applicable, to execute, file and/or deliver) to GSK the Patent Office Filings and such other security agreements as GSK shall deem necessary or appropriate from time to time. The security interest pledged, set over, assigned and granted by Exelixis and, to the extent applicable, its Affiliates to GSK shall be a first and only priority security interest pursuant to applicable law, and Exelixis shall take all such action (or cause its Affiliates to take all such action) to create and perfect for the benefit of GSK a first priority security interest in the Collateral; and in the case of Capital Equipment being purchased, a purchase-money security interest pursuant to Section 9.15.

     9.7 Compliance with the Laws. Exelixis shall comply with all laws, including without limitation, Environmental Laws, ordinances, rules and regulations, now or hereafter in effect, applicable to it, of any Governmental Entity applicable to its business and properties, the noncompliance with which would reasonably be expected to cause a Material Adverse Effect.

     9.8 Litigation. Exelixis shall promptly notify GSK (a) of any litigation, actions, proceedings, claims or investigations pending or threatened against Exelixis, wherein claimant seeks to recover [*], (b) of the entry of any judgment [*] against Exelixis; (c) the entry of any liens, other than the permitted liens (as set forth in Section 10.1) against the Collateral; or (d) upon learning of any circumstances or transactions that would reasonably be expected to be a violation of any Environmental Laws.

     9.9 Payment of Taxes. Exelixis shall pay and discharge, as they become due, all taxes, assessments, debts, claims and other governmental or non-governmental charges lawfully imposed upon it or incurred by it or its properties and assets, except taxes, assessments, debts, claims and charges contested in good faith in appropriate proceedings, and provide GSK, if reasonably requested, with evidence of said taxes, assessments, debts, claims, and charges, and of payment thereof.

     9.10 Access to Records and Property. Upon reasonable prior written notice, Exelixis shall give any representatives of GSK or independent contractors selected by GSK reasonable access during normal business hours (and after an Event of Default and while it is continuing at any time) to examine, audit, copy or make extracts from, any and all books, records and documents in its possession relating to the Collateral and to inspect any of its properties wherever located.

     9.11 Preservation of Title to Collateral. Exelixis agrees to immediately notify GSK of any material loss or damage to, or any occurrence which would materially and adversely affect the security interest of GSK in and to the Collateral. The Collateral shall be free and clear of all assignments, mortgages, pledges, liens, security interests, leases, or encumbrances, except as otherwise provided in this Loan Agreement. Exelixis shall continue to maintain good and marketable title to the Collateral, except as otherwise provided in the Loan Documents, at the sole expense of Exelixis.

     9.12 Insurance. Exelixis shall maintain, at its cost, adequate insurance (a) against liability and other risks associated with the activities contemplated under the Development Agreement and (b) to protect the value of the Collateral, in such amounts and on such terms as are reasonably customary in the biotechnology industry for the activities to be conducted by it under the Development Agreement. Such insurance policy shall name GSK as an additional insured party as its interest may appear in such insurance policies. At a minimum, Exelixis shall maintain, at its cost, a general liability policy providing coverage of at least One Million Dollars ($1,000,000) per occurrence, Two Million Dollars ($2,000,000) in the aggregate and Five Million Dollars
($5,000,000) excess. Exelixis shall provide to GSK evidence of such insurance policy, upon request.

     9.13 Intellectual Property. To the extent the Collateral consists of Intellectual Property, Exelixis shall be required to (and shall cause, to the extent applicable, its Affiliates to): (a) comply with all applicable laws from any applicable Governmental Entity regulating the maintenance and quality of the Intellectual Property; (b) execute such documents and take such other actions necessary to extend the Collateral to any now existing or newly issued Intellectual Property, including, without limitation, promptly disclosing to GSK the existence of any new Intellectual Property created by any Affiliate and causing such Affiliate to become a party to this Loan Agreement solely for the purposes of the requirements, restrictions and limitations set forth in Sections 3.1.1, 3.1.2, 3.1.6, 9.11, and 9.13 of this Loan Agreement; (c) maintain the rights to use the Intellectual Property consistent with the Development
Agreement; and (d) execute such documents to permanently assign to GSK all of Exelixis' rights to the Intellectual Property upon the occurrence of an Event of a Default. Among other things, Exelixis shall (and shall cause its Affiliates to) execute assignments to GSK following an Event of Default.

     9.14 Fees and Expenses in Protecting Rights. If in the Event of Default, GSK employs counsel or any other professionals or consultants for advice or other representation: (a) with respect to the Collateral, the Obligations of Exelixis to GSK or the Loan Documents; (b) to represent GSK in any litigation, contest, dispute, suit or proceeding or to commence, defend or intervene or to take any other action in or with respect to any litigation, contest, dispute, suit or proceeding (whether instituted by GSK, Exelixis or any other Third Party) in any way or respect relating to the Collateral, the Obligations of the Exelixis to GSK, the Loan Documents; (c) to protect, collect, sell, liquidate or otherwise dispose of the Collateral; (d) to attempt to or to enforce GSK's liens and security interests in the Collateral; and/or (e) in otherwise protecting, enforcing or exercising its interests, rights or remedies created by, connected with or provided in the Loan Documents, or performance pursuant to the Loan Documents; then, the reasonable attorneys' fees, costs and expenses arising from such services, and all other expenses, costs, charges and other fees of GSK in any way or respect arising in connection with or relating to any of the events described in this Section 9.14 shall be added to the amount of the Obligations of Exelixis to GSK, and shall be payable on demand. Any amounts due hereunder not paid on demand shall bear interest from the date of demand at the Default Rate of Interest. Any of the amounts payable hereunder by Exelixis may be paid by GSK, and if and when so paid, shall be deemed to be a General Advance.

     9.15 Capital Equipment. If at any time Exelixis purchases Capital Equipment, Exelixis shall promptly, and in any event no later than ten (10) days after such purchase, notify GSK so that GSK may file any and all necessary documentation including a UCC Financing Statement within twenty (20) days after the acquisition of such Capital Equipment, and take all other reasonably necessary steps to perfect a purchase-money security interest in the Capital Equipment. Exelixis agrees to execute all necessary documentation and to cooperate with GSK in perfecting GSK's security interest in such Capital Equipment.

     9.16 Deposit Account and Investment Property. Exelixis shall maintain (a) the Deposit Account for the General and Product Specific Advances and (b) the money in the Deposit Account as invested in the permitted types of securities set forth on Schedule 9.16 attached hereto and made a part hereof. The Deposit Account shall be maintained at a mutually agreed upon bank or financial institution pursuant to the Control Agreement.

     9.17 Duration of Covenants. The covenants made in this Article 9 are to be true, accurate and complete for the duration of the Term of the Loan Documents, including, without limitation, at the time of each Advance.

                                   ARTICLE 10
                   COVENANTS REGARDING PROHIBITED TRANSACTIONS

     In order to induce GSK to execute the Loan Documents, Exelixis makes the following negative covenants at all times in which there are outstanding
Advances:

     10.1 Permitted Liens. Neither Exelixis nor it Affiliates shall incur, create or permit to exist any mortgage, assignment, pledge, hypothecation, security interest, lien or other encumbrance on any of the Collateral, whether now owned or hereafter acquired, except (a) liens for taxes not delinquent; (b) those liens in favor of GSK created by the Loan Documents; and (c) those liens, such as carrier, warehousemen, unemployment or retirement liens, arising by operation of law in the ordinary course of business if subordinated on terms acceptable to GSK or reserves are established to the satisfaction of GSK.

     10.2 Impairment of Title to Collateral. Neither Exelixis nor its Affiliates shall sell, conditionally sell, sell on approval, consign, lease, encumber, transfer, remove from its premises any Collateral without the prior written consent of GSK.

     10.3 Settlements. Exelixis shall not compromise, settle or adjust any claims in a material amount relating to the Intellectual Property, without the prior written consent of GSK.

     10.4 Change of Location or Name. Exelixis' taxpayer identification and organizational identification numbers are set forth on the signature page. Exelixis' chief executive office and principal place of business are presently located at the address set forth on the signature page. Exelixis shall not change the place where its books and records are maintained, change its name, change its state of incorporation, change the location of its chief executive office or principal place of business, as such terms are now or hereafter defined in the UCC, or transact business under any other name without prior written notice to GSK. Within four (4) months of any permitted change, Exelixis shall authenticate or otherwise cooperate in any action deemed necessary by GSK to maintain its rights and security interests as provided in the Loan Documents.

     10.5 Inconsistent Agreement. Neither Exelixis nor its Affiliates shall enter into any agreement containing any provision that would be violated by the performance of Exelixis' obligations under the Loan Documents.

     10.6 Violation of Representations, Warranties and Covenants. Exelixis shall not take any action or omit to take any action which is reasonably likely to render any of its representations, warranties or covenants to be untrue or incapable of performance.

                                   ARTICLE 11
                               FINANCIAL COVENANTS

     Exelixis covenants and agrees to comply with the following financial covenants during the Term:

     11.1 Working Capital. Exelixis shall not cause or permit Working Capital to be less than [*], the term "Working Capital" meaning, as of the time of any determination thereof, the amount determined in accordance with GAAP, by which the current assets of Exelixis exceed its current liabilities.

          11.2 Tangible Net Worth. Exelixis shall not cause or permit Tangible Net Worth to be less than [*], the term "Tangible Net Worth" meaning, as of the time of any determination thereof, total stockholder equity less good will and other intangible assets as reported by Exelixis in its SEC Filings prepared in accordance with GAAP.

                                   ARTICLE 12
                                EVENTS OF DEFAULT

     12.1 Events of Default. The occurrence or existence of any of the following conditions or events shall constitute an "Event of Default" hereunder:

          12.1.1 Failure to Pay. Exelixis shall fail to pay (a) within three (3) Business Days following the date due under Article 5 or (b) within ten (10)
Business Days of any demand pursuant to Section 13.1.1 of any principal, interest or other sums due to GSK;

          12.1.2 Other Defaults under the Loan Documents. Any default or breach in the observance or performance of any of the other conditions, representations, warranties, covenants or agreements of Exelixis set forth in the Loan Documents, and continuance thereof for a period of thirty (30) days;

          12.1.3 Termination of Development Agreement. GSK or Exelixis, as the case may be, shall terminate the Development Agreement pursuant to Sections 12.2.1, 12.3.1, 12.3.2, or 12.4 thereof;

          12.1.4  Other  Specific  Events.

               (a)  [*];

               (b) the submission to GSK of any materially false or fraudulent statement by Exelixis, in connection with this Loan Agreement;

               (c)  upon  any  Material  Adverse  Effect;

               (d)  [*];  or

               (e) a reportable event under ERISA which continues for ten (10) days after such occurrence; or

          12.1.5 Insolvency; Bankruptcy. If (i) Exelixis becomes insolvent or generally fails to pay, or admits in writing its inability to pay, its debts as they mature, or applies for, consents to, or acquiesces in the appointment of a trustee, receiver, liquidator, conservator or other custodian for itself, or a substantial part of its property, or makes a general assignment for the benefit of creditors; (ii) Exelixis files a voluntary petition in bankruptcy or a trustee, receiver, liquidator, conservator or other custodian is appointed for Exelixis or for a substantial part of its property, and the same is not discharged within sixty (60) days; (iii) any bankruptcy, reorganization, debt arrangement, or other proceedings under any bankruptcy or insolvency law, or any dissolution or liquidation proceeding, is instituted by or against Exelixis, and the same is consented to or acquiesced by Exelixis, or otherwise remains undismissed for sixty (60) days; or (iv) any warrant of attachment is issued against any substantial part of the property of Exelixis which is not released within sixty (60) days of service thereof.

                                   ARTICLE 13
                     GSK'S RIGHTS AND REMEDIES UPON DEFAULT

     13.1 Rights and Remedies. Upon the occurrence of, and during the continuance of, an Event of Default, GSK may, at its election, without notice of its election and without demand, do any one or more of the following, all of which are authorized by Exelixis:

          13.1.1 declare all Obligations, evidenced by the Loan Documents, immediately due and payable (provided, that upon the occurrence of an Event of Default described in Section 12.1.5, all Obligations shall become immediately due and payable without any action by GSK);

          13.1.2 cease advancing money or extending credit to or for the benefit of Exelixis under this Loan Agreement;

          13.1.3  cease  accepting  Stock  Repayments  pursuant  to Section 5.6;

          13.1.4 institute legal or deficiency proceedings or otherwise enforce its rights to collect the Total Advance Amount with all accrued interest thereon against Exelixis which becomes immediately due and payable. If a judgment is entered in favor of GSK, the lien of the judgment relates back to the earliest date of perfection of GSK's security interests hereunder;

          13.1.5 charge, setoff and withdraw from any credit balance which Exelixis may then have with GSK or with any Affiliate thereof, such amounts as may be necessary to satisfy the Total Advance Amount with all accrued interest thereon;

          13.1.6 terminate and cancel any existing commitment to Exelixis for future Advances;

          13.1.7 with or without judicial process, to the extent permitted by law, and subject to the final sentence of this Section 13.1.7, (i) to seize the Collateral or to require Exelixis to assemble the Collateral or (ii) to render the Collateral unusable without need for GSK to post a bond or security or (iii) demand Exelixis to make the Collateral available at a GSK designated place for sale, license or other disposition by GSK (and if such disposition is to GSK, at a public auction unless the Collateral is that customarily sold on a recognized market or the subject of widely distributed standard price quotations) (iv) exercise its rights to seize the Collateral and any remedies set forth under the Control Agreement and/or the Patent Office Filing to satisfy the Obligations with all accrued interest thereon without any right of Exelixis to adjourn such disposition. Any such sale, license or other disposition may be made of the Collateral in its present condition or following any commercially reasonable preparation or processing at the expense of Exelixis. Notwithstanding anything contained herein, GSK shall have no immediate right to proceed against any of the Excluded Collateral if GSK alleges an Event of Default pursuant to Sections 12.1.2, 12.1.4(b) or 12.1.4(c), prior to the completion of the dispute resolution process in accordance with Section 16.2, undertaken to determine the existence of such alleged Event of Default pursuant to such sections, and if such dispute resolution process conclusively determines the existence of an Event of Default by Exelixis under such sections, then, GSK shall be entitled to proceed against the Excluded Collateral; or

          13.1.8 to effectuate collection of any Collateral comprising accounts, GSK may reassign any such account, to Exelixis (without recourse to GSK) and require Exelixis to proceed with such legal or other action, at Exelixis' sole liability, cost and expense, in which event all amounts collected by Exelixis on such items are to, nevertheless, be treated as Proceeds of Collateral. In furtherance of GSK's rights and remedies hereunder, Exelixis hereby grants a power of attorney to GSK to endorse Exelixis' name on checks, notes, acceptances, drafts and any other documents or instruments requiring Exelixis' endorsement, to change the address where Exelixis' mail should be sent and to open all mail and to do such other acts and things necessary to effectuate the purposes of the Loan Documents when so permitted by the terms of the Loan Documents.

     13.2 Application of Proceeds of Disposition of Collateral. The proceeds of any sale, license or other disposition of the Collateral are to be applied to satisfy the following items in the following order:

          13.2.1 First, to GSK's expenses in preserving its interests and rights hereunder, to expenses incurred by GSK in realizing upon security interests created or referred to herein, and expenses of GSK in enforcing and defending its rights as set forth in Article 14;

          13.2.2 Second, to the Total Advance Amount with all accrued interest thereon and any expenses not satisfied under Section 13.2.1;

          13.2.3 Third, any excess or amounts remaining are to be paid to any subordinate security interest or lien if the holder thereof supplies proof of its interest or lien and if the holder thereof makes an authenticated demand therefor before distribution and any balance thereafter shall be paid to Exelixis unless GSK reasonably determines that reserves are warranted to implement the indemnification provisions in Article 15; and

          13.2.4 Fourth, a transferee who purchases, licenses or otherwise receives the benefits of a disposition of Collateral after an Event of Default takes free of all Exelixis' rights and the rights of any subordinate security interest or lien. A transferee is entitled to the recording of a transfer statement to document public notice of such disposition.

     13.3 Notice of Disposition of Collateral. GSK shall give authenticated reasonable notice to Exelixis and any other party entitled thereto under applicable law of the time and place of a public sale, license or other disposition of the Collateral. Authenticated notice is presumed to be reasonable (a) if given ten (10) days prior to such disposition, (b) if sent to the chief executive officer and, if none, to the address of Exelixis set forth in Section 16.5 and (c) if it contains a statement of the Collateral and its intended disposition, the time and place of disposition and a statement that Exelixis is entitled to an accounting of such disposition. GSK may disclaim any warranties that may apply to any sale, lease, license or other disposition of the Collateral.

     13.4 Marshalling of Assets. GSK has no obligation whatsoever to proceed first against any of the Collateral before proceeding against any other of the Collateral. It is expressly understood and agreed that all of the Collateral stands as equal security for Obligations and any interest accrued thereon and that GSK has the right to proceed against or dispose of any/or all of the Collateral or other collateral in any order as GSK, in its sole discretion, determines.

     13.5 Waiver of Defaults. No Event of Default shall be waived by GSK except in a written instrument specifying the scope and terms of such waiver and signed by an authorized officer of GSK, and such waiver shall be effective only for the specific times and purposes given. No single or partial exercise of any right, power or privilege hereunder, nor any delay in the exercise thereof, shall preclude other or further exercise of GSK's rights. No waiver of any Event of Default shall extend to any other or further Event of Default. No forbearance on the part of GSK in enforcing any of GSK's rights or remedies hereunder or any of the Transaction Documents shall constitute a waiver of any of its rights or remedies.

     13.6  Remedies  Cumulative.  GSK's  rights  and  remedies  under  the  Loan
Documents and all other Transaction Documents shall be cumulative. GSK shall have all other rights and remedies not expressly set forth herein as provided under applicable law, or in equity. No exercise by GSK of one right or remedy shall be deemed an election, and no waiver by GSK of any Event of Default on Exelixis' part shall be deemed a continuing waiver. No delay by GSK shall constitute a waiver, election, or acquiescence by it. No waiver by GSK shall be effective unless made in a written document signed on behalf of GSK and then shall be effective only in the specific instance and for the specific purpose for which it was given.

     13.7 Waiver. Exelixis waives demand, protest, notice of protest, notice of default or dishonor, notice of payment and nonpayment, notice of any default, nonpayment at maturity, release, compromise, settlement, extension, or renewal of accounts, documents, instruments, chattel paper, and guarantees at any time held by GSK on which Exelixis may in any way be liable.

                                   ARTICLE 14
                 GSK'S RIGHTS AND REMEDIES EXCLUSIVE OF DEFAULT

     Exclusive of an Event of Default, GSK possesses the following rights and remedies:

     14.1 UCC. At all times prior to and following an Event of Default, GSK is entitled to all the rights and remedies of a secured party under the UCC as now or hereafter enacted;

     14.2 Preservation of Collateral. At any time prior to and following an Event of Default, GSK, without notice, in its sole reasonable discretion, may take any and all action which, in its sole reasonable discretion, is necessary and proper to preserve the Collateral, or GSK's interests under this Loan
Agreement, including without limitation, those duties of Exelixis imposed by this Loan Agreement. Any sums so expended by GSK are to be secured by the Collateral and treated as though additional Advances for purposes of calculating the Total Advance Amount. Such sums (including reasonable attorneys' fees) are to be payable on demand with interest at the Default Rate of Interest repaid by Exelixis. GSK may also demand that escrow accounts be established to fund anticipated future expenditures; or

     14.3 Power of Attorney. GSK is hereby irrevocably appointed and authenticated by Exelixis as its lawful attorney and agent in fact to file, authenticate or execute financing statements and other documents and agreements as GSK may deem necessary for the purpose of perfecting any security interests, or liens under any applicable law. All acts by GSK or its designee are hereby ratified and approved, and neither GSK, nor its designee, shall be liable for any acts of omission or commission, or for any error of judgment or mistake unless the result of gross negligence of willful misconduct. The powers of attorney granted to GSK in this Loan Agreement are coupled with an interest and are irrevocable during the Term.

                                  ARTICLE 15
                                 INDEMNIFICATION

     15.1 Indemnification of GSK. Exelixis agrees to and hereby indemnify and hold GSK harmless from and against, and to reimburse GSK with respect to, any and all claims, demands, causes of action, losses, damages, liabilities, costs and expenses (including consequential damages, attorneys' fees and court costs) of any and every kind or character, known or unknown, fixed or contingent, asserted against or incurred by GSK at any time and from time to time by reason of or arising out of:

          15.1.1 the breach of any representation, warranty or covenant of Exelixis set forth in the Loan Documents;

          15.1.2 the failure of Exelixis to perform any obligation herein required to be performed by Exelixis; or

          15.1.3 the ownership, construction, operation, use and maintenance of the Collateral other than by GSK.

          15.1.4 Duration of Indemnity. This covenant survives for the Term notwithstanding whether Exelixis has been released and discharged or whether GSK becomes the owner of the Collateral.

                                   ARTICLE 16
                                  MISCELLANEOUS

     16.1 Publicity. Neither Party shall originate any written publicity, news release or other announcement or statement relating to the announcement or terms of this Loan Agreement except as otherwise provided in Section 14.1 of the Development Agreement.

     16.2 Dispute Resolution. Prior to the commencement of any litigation under this Loan Agreement, the Executive Officer of the Party considering commencement of such litigation shall notify the Executive Officer of the other Party that such litigation is being contemplated. For at least [*] following the delivery of such notice, the Parties' Executive Officers shall use good faith efforts to make themselves available to discuss the dispute and attempt to resolve the matter. If the dispute is not resolved within such [*], the Parties agree to submit the dispute for non-binding mediation (with the understanding that the role of the mediator shall not be to render a decision but to assist the Parties in reaching a mutually acceptable resolution), which shall occur within a period of not more than [*]. If the dispute is not resolved within such [*], either Party may commence litigation with respect to the subject matter of the dispute and with respect to any other claims it may have and thereafter neither Party hereto shall have any further obligation under this Section 16.2.

     16.3 Choice of Law. This Loan Agreement and any dispute arising from the performance or breach hereof shall be governed by and construed and enforced in accordance with the laws of State of New York, U.S.A., unless such dispute is governed under the laws of the UCC in which case the UCC shall apply, without reference to conflicts of laws principles.

     16.4 Subordination. The Obligations are expressly made subordinate in right of payment to all other obligations and indebtedness of Exelixis existing as of the Effective Date and listed on Schedule 16.4 and all refinancings (in an amount equal to or less than the original indebtedness), extensions, and renewals thereof. For the sake of clarity, this Section 16.4 applies only to GSK rights and remedies under Section 13.1.4 and not to GSK's rights under
Section  13.1.7.

     16.5 Notices. Any notice or request required or permitted to be given under or in connection with this Loan Agreement shall be deemed to have been sufficiently given if in writing and personally delivered or sent by certified mail (return receipt requested), facsimile transmission (receipt verified), or overnight express courier service (signature required), prepaid, to the Party for which such notice is intended, at the address set forth for such Party below:

If  to  Exelixis,  addressed  to:  Exelixis,  Inc.
                                   170 Harbor Way
                                   PO Box 511
                                   South San Francisco, CA 94083
                                   Attention: Chief Financial Officer
                                   Telephone: [ * ]
                                   Telecopy:  [ * ]

with  a  copy  to:                 Cooley  Godward  LLP
                                   Five Palo Alto Square
                                   3000 El Camino Real
                                   Palo Alto, CA 94306
                                   Attention: Robert Jones, Esq.
                                   Telephone: [ * ]
                                   Telecopy:  [ * ]

If  to  GSK,  addressed  to:       SmithKline  Beecham  Corporation,
                                   doing business as GlaxoSmithKline
                                   2301 Renaissance Blvd. (Bldg #510)
                                   King of Prussia, Pennsylvania 19406
                                   Attention: Vice President, Alliance
                                              and Joint Venture Management
                                   Telephone: [ * ]
                                   Telecopy:  [ * ]

with  a  copy  to:                 GlaxoSmithKline
                                   Corporate Legal Department
                                   One Franklin Plaza
                                   200 N. 16th Street / FP 2355 (DP)
                                   Philadelphia, PA 19103
                                   Attention: Senior Vice President and
                                              Associate General Counsel
                                   Telephone: [ * ]
                                   Telecopy:  [ * ]

or to such other address for such Party as it shall have specified by like notice to the other Parties, provided that notices of a change of address shall be effective only upon receipt thereof. If delivered personally or by facsimile transmission, the date of delivery shall be deemed to be the date on which such notice or request was given. If sent by overnight express courier service, the date of delivery shall be deemed to be the next business day after such notice or request was deposited with such service. If sent by certified mail, the date of delivery shall be deemed to be the third business day after such notice or request was deposited with the U.S. Postal Service.

     16.6 Severability. If any provision hereof should be held invalid, illegal or unenforceable in any jurisdiction, the Parties shall negotiate in good faith a valid, legal and enforceable substitute provision that most nearly reflects the original intent of the Parties and all other provisions hereof shall remain in full force and effect in such jurisdiction and shall be liberally construed in order to carry out the intentions of the Parties hereto as nearly as may be possible. Such invalidity, illegality or unenforceability shall not affect the validity, legality or enforceability of such provision in any other jurisdiction.

     16.7 Entire Agreement. This Loan Agreement, including the schedules and exhibits hereto, together with the Stock Purchase Agreement and the Development Agreement set forth all the covenants, promises, agreements, warranties, representations, conditions and understandings between the Parties hereto and supersede and terminate all prior agreements and understanding between the Parties. There are no covenants, promises, agreements, warranties, representations, conditions or understandings, either oral or written, between the Parties other than as set forth herein and therein. No subsequent alteration, amendment, change or addition to this Loan Agreement shall be binding upon the Parties hereto unless reduced to writing and signed by the respective authorized officers of the Parties.

     16.8 Headings. Headings used herein are for convenience only and shall not in any way affect the construction of or be taken into consideration in interpreting this Loan Agreement.

     16.9 Use of Name. Except as otherwise provided herein, no Party shall have any right, express or implied, to use in any manner the name or other designation of the other Parties or any other trade name, trademark or logos of the other Parties for any purpose in connection with the performance of this Loan Agreement.

     16.10 Further Actions. Each Party shall execute, acknowledge and deliver such further instruments, and do all such other acts, as may be necessary or appropriate in order to carry out the purposes and intent of this Loan Agreement.

     16.11 Waiver of Jury Trial. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT TO ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS LOAN AGREEMENT. EACH PARTY HERETO (i) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THAT FOREGOING WAIVER, AND (ii) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS LOAN AGREEMENT AND ANY
RELATED INSTRUMENTS, AS APPLICABLE, BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 16.11.

     16.12 Parties in Interest. All of the terms and provisions of this Loan Agreement shall be binding upon, inure to the benefit of and be enforceable by the Parties hereto and their respective permitted successors and assigns.

     16.13 Construction of Agreement. The terms and provisions of this Loan Agreement represent the results of negotiations between the Parties and their representatives, each of which has been represented by counsel of its own choosing, and neither of which has acted under duress or compulsion, whether legal, economic or otherwise. Accordingly, the terms and provisions of this Loan Agreement shall be interpreted and construed in accordance with their usual and customary meanings, and each of the Parties hereto hereby waives the application in connection with the interpretation and construction of this Loan Agreement of any rule of law to the effect that ambiguous or conflicting terms or provisions contained in this Loan Agreement shall be interpreted or construed against the Party whose attorney prepared the executed draft or any earlier draft of this Loan Agreement.

     16.14 No Liability for GSK. Other than fulfilling its obligations under the Development Agreement, GSK has no duty to preserve or protect the Collateral, to preserve the rights of Exelixis against Third Parties, or to sell, lease or otherwise dispose of any or all of the Collateral, or its proceeds, in any priority, unless it elects to do so as provided in this Loan Agreement. Except as expressly provided, this Section 16.14 shall be deemed an express waiver of the defense of impairment of Collateral.

     16.15 Survival of Representations. All representations and warranties made herein shall survive the making of the Advances hereunder and the delivery of the Note, and shall continue in full force and effect so long as any indebtedness is outstanding, there exists any commitment by GSK to Exelixis and until this Loan Agreement terminates or expires.

     16.16 No Usury. Regardless of any other provision of this Loan Agreement, the Note or in any other Loan Document, if for any reason the effective interest should exceed the maximum lawful interest, the effective interest shall be deemed reduced to, and shall be, such maximum lawful interest, and (a) the amount which would be excessive interest shall be deemed applied to the reduction of the principal balance of the Note and not to the payment of interest, and (b) if the loan evidenced by the Note has been or is thereby paid in full, the excess shall be returned to the party paying same, such application to the principal balance of the Note or the refunding of excess to be a complete settlement and acquittance thereof.

     16.17 Assignment. This Loan Agreement may be assigned by GSK to an Affiliate without the written consent of Exelixis; but shall not be assignable by Exelixis, to an Affiliate, or by either Party to any Third Party, without the prior written consent of the other Party hereto. Notwithstanding the foregoing, either Party may assign this Loan Agreement, without the written consent of the other Party, to an Affiliate or to an entity that acquires all or substantially all of the business or assets of such Party (whether by merger, reorganization, acquisition, sale or otherwise), and agrees in writing to be bound by the terms and conditions of the Loan Agreement. No assignment and transfer shall be valid and effective unless and until (a) the assignee/transferee shall agree in writing to be bound by the provisions of the Loan Documents, (b) with respect to an assignment or transfer by Exelixis, the Stock Purchase Agreement is assigned/transferred to the same assignee/transferee concurrently with this Loan Agreement, and (c) with respect to an assignment or transfer by Exelixis, the assignee or transferee shall have executed and recorded such documents as may be required in the reasonable judgment of GSK to perfect GSK's interest in the Collateral. The terms and conditions of the Loan Agreement shall be binding on and inure to the benefit of the permitted successors and assigns of the Parties.

     16.18 Counterparts. This Loan Agreement may be signed in counterparts, each and every one of which shall be deemed an original, notwithstanding variations in format or file designation which may result from the electronic transmission, storage and printing of copies of this Loan Agreement from separate computers or printers. Facsimile signatures shall be treated as original signatures.
                                  * - * - * - *

In Witness Whereof, each of the Party's has caused this Loan Agreement to be executed and delivered by its duly authorized officer on the date first set forth above.

Address  of  Exelixis:                         Exelixis,  Inc.

170  Harbor  Way                               By: /s/  Glen  Y.  Sato
P.O.  Box  511                                     ----------------------------
South  San  Francisco,  CA 94083               Printed Name: Glen  Y.  Sato
Attention:   Chief  Executive  Officer                       ------------------
Telephone:   [*]                               Title: CFO & VP of Legal Affairs
Telecopy:    [*]                               -------------------------

Taxpayer  Identification Number of             Jurisdiction of Organization of
Grantor:                                       Grantor:


     [*]                                 Delaware
----------------------------------


SmithKline  Beecham  Corporation

By:     /s/  Donald  F.  Parman
        ----------------------------
Printed  Name: Donald  F.  Parman
               ---------------------
Title: Vice  President  &  Secretary
       -----------------------------


[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

                                    EXHIBIT A
                                 PROMISSORY NOTE

[*]

                                                             _____________, 2002

Exelixis, Inc., a Delaware corporation ("Exelixis"), for value received, hereby promises to pay to the order of SmithKline Beecham Corporation, doing business as GlaxoSmithKline ("GSK"), the principal amount of [*] (the "Maximum Loan Amount"), together with interest as provided for below, payable on the dates, in the amounts and in the manner set forth below.

     1. Loan Agreement. This Promissory Note (this "Note") is the note referred to in that certain Loan and Security Agreement, dated as of the date hereof, by and between Exelixis and GSK (as the same may be amended, supplemented, restated or otherwise modified from time to time, the "Loan Agreement"). Capitalized terms used herein without definitions shall have the meanings given to such terms in the Loan Agreement.

     2. Advances. Exelixis may obtain an Advance by delivering to GSK a Borrowing Notice pursuant to Section 2.2 of the Loan Agreement.

     3. Principal Payments. Subject to the terms and conditions of the Loan Agreement, the total outstanding principal balance of all Advances shall be due and payable on the Payment Dates set forth in Section 5.1 of the Loan Agreement, and may be paid in cash or Common Stock in accordance with the terms of Sections
5.3  and  5.6  of  the  Loan  Agreement.

     4. Interest. The sum of the daily unpaid principal balance of all outstanding Advances shall accrue interest on each day from the date the Advance is made until paid at the rate per annum set forth in the Loan Agreement.

     5. Payment on Non-Business Day. In the event that any payment of principal, interest, fees or any other amounts payable by Exelixis under or pursuant to this Note shall become due on any day which is not a Business Day, such due date shall be extended to the next succeeding Business Day, and, to the extent applicable, interest shall continue to accrue and be payable at the applicable rate for and during any such extension.

     6. Default. Exelixis' failure to pay timely any of the principal amount due under this Note when the same becomes due and payable or failure to pay timely any accrued interest or other amounts due under this Note on the date the same becomes due and payable thereafter shall constitute a default under this Note. Upon the occurrence of a default hereunder or an Event of Default under the Loan Agreement or any of the other Loan Documents, all unpaid principal, accrued interest at the Default Rate of Interest and other amounts owing hereunder shall be collectible by GSK pursuant to the Loan Documents and applicable law.

     7. Waivers. Exelixis hereby waives presentment, demand, protest, notice of dishonor, notice of demand or intent to demand, notice of acceleration or intent to accelerate, and all other notices, and Exelixis agrees that no extension or indulgence to Exelixis or the release, substitution or nonenforcement of any security, or the release or substitution of Exelixis, whether with or without notice, shall affect the obligations of Exelixis. The right to plead any and all statutes of limitation as a defense to any demands hereunder is hereby waived by Exelixis to the full extent permitted by law.

     8. Governing Law. This Note shall be governed by and construed in accordance with the laws of the State of New York without reference to conflicts of law principles.

     9. Successors and Assigns. The provisions of this Note shall inure to the benefit of and be binding on any successor to Exelixis and shall extend to any holder hereof.

     In Witness Whereof, the undersigned has caused this Note to be executed the day and year aforesaid.


Witness/Attest:                         Exelixis,  Inc.


                                        By:  ________________________________
                                        Name:  ______________________________
                                        Title: ______________________________


[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended

                           SCHEDULE 1-PROMISSORY NOTE

                          SCHEDULE OF GENERAL ADVANCES

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                      SCHEDULE OF PRODUCT SPECIFIC ADVANCES
                  FOR THE SPECIFIC DEVELOPMENT CANDIDATE [   ]

          Borrowing Date     Amount of Advance     Total Advance Amount
          --------------     -----------------     --------------------
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

                                    EXHIBIT B
                          FORM OF PATENT OFFICE FILING

                     PATENT SECURITY AGREEMENT AND MORTGAGE

     THIS PATENT SECURITY AGREEMENT AND MORTGAGE (the "Patent Agreement") is executed as of the _____ day of _____________ , 2002, by and between Exelixis, Inc., a Delaware corporation ("Exelixis") and SmithKline Beecham Corporation, a Pennsylvania corporation, doing business as GlaxoSmithKline ("GSK"). Exelixis and GSK are each referred to herein by name or as a "Party" or, collectively, as "Parties".

                                    RECITALS

A. Exelixis is the owner and holder of the Patents listed on Schedule 2.1.1 annexed hereto and made a part hereof, together with all right, title and interest in and to the related inventions and any U.S. and foreign patents which have been or may be issued thereon;

B. Contemporaneously with the execution of this Patent Agreement, the Parties have executed: (i) a Product Development and Commercialization Agreement (the "Development Agreement"); (ii) a Stock Purchase and Stock Issuance Agreement (the "Stock Purchase Agreement"); and (iii) a Loan and Security
     Agreement (the "Loan Agreement"), as such documents may be amended, modified, supplemented or restated from time to time (collectively, the "Transaction Documents"); and

C. To induce GSK to enter into the Transaction Documents, Exelixis has offered to execute and deliver this Patent Agreement to GSK, granting and conveying to GSK a security interest, first and only in priority, upon the Collateral (as such term is defined in Article 2).

     NOW, THEREFORE, in consideration of the foregoing, in consideration of the premises set forth in the Loan Agreement and in order to induce GSK to grant the Advances to Exelixis in accordance with the Loan Agreement, Exelixis hereby agrees with GSK for its benefit as follows:

                                    ARTICLE 1
                                   DEFINITIONS

     Unless otherwise defined in this Patent Agreement, all capitalized terms shall have the meanings given them in the Transaction Documents. As used in this Patent Agreement, the following terms shall have the following respective meanings:

     1.1 "Affiliate" shall mean any Person, whether de jure or de facto, which directly or indirectly through one (1) or more intermediaries controls, is controlled by, or is under common control with, a Party to the Loan Documents. A Person shall be deemed to "control" another Person if it (a) owns, directly or indirectly, beneficially or legally, at least fifty percent (50%) of the outstanding voting securities or capital stock (or such lesser percentage which is the maximum allowed to be owned by a Person in a particular jurisdiction) of such other Person, or has other comparable ownership interest with respect to any Person other than a corporation; or (b) has the power, whether pursuant to contract, ownership of securities or otherwise, to direct the management and policies of the Person.

     1.2  "Capital  Equipment"  shall  have the meaning assigned to such term in
Section  2.1.5.

     1.3 "Collateral" shall have the meaning assigned to such term in Article 2.

     1.4  "Deposit  Account"  shall  have  the  meaning assigned to such term in
Section  2.1.3.

     1.5 'Development Agreement" shall have the meaning assigned to such term in the Recitals.

     1.6 "Development Candidate" shall have the meaning assigned to such term in the Development Agreement.

     1.7 "Development Candidate Inventory" shall have the meaning assigned to such term in Section 2.1.4.

     1.8 "Development Compound" shall have the meaning assigned to such term in the Development Agreement.

     1.9 "Environmental Laws" shall mean any federal, state, county, municipal or other laws, ordinances or regulations pertaining to health or the environment.

     1.10 "Event of Default" shall mean any of those conditions or events listed in Article 12 of the Loan Agreement or Section 5.1 hereof.

     1.11 "Included Compounds" shall have the meaning assigned to such term in the Development Agreement.

     1.12 "Intellectual Property" shall have the meaning assigned to such term in Section 2.1.2.

     1.13 "Loan Agreement" shall have the meaning assigned to such term in the Recitals.

     1.14 "Loan Documents" shall mean collectively, the Loan Agreement, the Note, the UCC Financing Statement(s), the Patent Office Filing(s), the Control Agreement and any other agreements, certificates or instruments executed now or hereafter evidencing, describing, certifying or securing the Obligations, as such documents may be amended, modified, supplemented or restated from time to time.

     1.15 "Material Adverse Effect" shall mean any material adverse effect (a) upon the validity, or enforceability of the Loan Documents (b) on any of the transactions contemplated by the Loan Documents, (c) on the business, operations, condition (financial or otherwise), performance or properties of Exelixis taken as a whole, or (d) upon the ability of Exelixis to fulfill any Obligations.

     1.16 "Obligations" shall mean all Advances, Total Advance Amount, liabilities, obligations, covenants and duties arising under the Loan Documents owed by Exelixis to GSK whether direct or indirect, absolute or contingent.

     1.17  "Patents"  shall  have  the  meaning assigned to such term in Section
2.1.1.

     1.18 "Patent Office Filing" shall mean this Patent Agreement and any and all other patent collateral mortgage agreements between GSK and Exelixis and its Affiliates which grant to GSK a security interest, first and only in priority, in the Collateral, as such agreements may be amended, modified, supplemented or restated from time to time.

     1.19 "Person" shall mean any individual, corporation, firm, partnership or other entity.

     1.20  "Proceeds"  shall  have the meaning assigned to such term in the UCC.

     1.21 "Stock Purchase Agreement" shall have the meaning assigned to such term in the Recitals.

     1.22 "Third Party" shall mean any entity other than Exelixis or GSK or an Affiliate of Exelixis or GSK.

     1.23 "Transaction Documents" shall have the meaning assigned to such terms in the Recitals.

     1.24  "United  States  or  "U.S."  shall mean the United States of America.

     1.25 "UCC" shall mean the Uniform Commercial Code as the same may from time to time be in effect in Exelixis' state of incorporation.

     1.26 "UCC Financing Statement(s)" shall mean a record or records composed of an initial financing statement and any filed record relating to the initial financing statement filed in Exelixis' state of incorporation or elsewhere to perfect GSK's lien on the Collateral.

     Other Definitional Provisions. Where the context herein requires, the singular number shall be deemed to include the plural, the masculine gender shall include the feminine and neuter genders, and vice versa. The words
"hereof,"  "herein"  and  words  of  similar  import  when  used  in this Patent
Agreement shall refer to this Patent Agreement as a whole and not to any particular provision of this Patent Agreement and section, schedule or exhibit references are to this Patent Agreement unless otherwise specified.

                                    ARTICLE 2
                                GRANT OF SECURITY

     2.1 Grant of Security Interest. To secure the payment and performance by Exelixis of the Obligations to GSK, Exelixis and, to the extent applicable, its Affiliates hereby pledge, set over, assign, deliver and grant a first and only priority security interest to GSK in all of Exelixis' and, to the extent applicable, its Affiliates' right, title and interest in the following assets, wherever located and whether now existing or hereafter created and whether now owned or hereafter acquired, of every description, tangible and intangible (the "Collateral"):

          2.1.1  Development  Patents.  [*];

          2.1.2  Other  Intellectual  Property.  [*];

          2.1.3 Deposit Account. That certain deposit account with a mutually agreed upon bank or financial institution, initially [*], more particularly described in the Loan Agreement (the "Deposit Account") maintained by Exelixis into which the proceeds of the Advances shall be deposited and, subject to Section 9.5 of the Loan Agreement, maintained, with all dividends and distributions, whether payable in cash, securities or other property accruing on the balance therein;

          2.1.4  Development  Candidate  Inventory.  [*];

          2.1.5 Capital Equipment. All capital equipment (currently defined as equipment with a purchase price per item in excess of Five Thousand Dollars ($5,000)), purchased by Exelixis with the proceeds of the Advances, having a specific use solely to perform the activities contemplated under the Development Agreement (the "Capital Equipment"); and

          2.1.6 Proceeds. All Proceeds of the Intellectual Property, the Deposit Account, the Development Candidate Inventory and/or the Capital Equipment.

                                    ARTICLE 3
     REPRESENTATIONS,  WARRANTIES  AND  COVENANTS  OF  EXELIXIS

     Exelixis  hereby  represents,  warrants,  covenants  and agrees as follows:

     3.1 Title to the Collateral. To its knowledge, Exelixis has good and marketable title and rights to the Intellectual Property, except for the security interest granted to GSK by Exelixis pursuant to the Loan Documents. Exelixis has good and marketable title and rights to the Development Candidate Inventory, Capital Equipment and Deposit Account except for the security interest granted to GSK by Exelixis pursuant to the Loan Documents. Exelixis has the right and corporate power to grant the security interests in and to the Collateral provided by or referred to in the Loan Documents. Except as provided in the Loan Agreement and herein, none of the Collateral is or is about to become subject to any other assignment, mortgage, pledge, lien, security interest, lease or encumbrance by virtue of the execution or performance of the Loan Documents. No lien or claim has been attached to or made against the Collateral for: (a) tax liabilities which have been assessed against Exelixis which remain unpaid; or (b) damages or cleanup and removal costs, as those terms are defined by any Environmental Laws arising from an intentional or unintentional act or omission of Exelixis or any previous owner or operator of its real or personal property resulting in the releasing, spilling, pumping, pouring, emitting, emptying, discharging or dumping of hazardous substances, hazardous wastes, pollutants or other related substances as those terms are defined by any Environmental Laws which would create a Material Adverse Effect.

     3.2 Infringement of the Collateral. To the best of the knowledge of Exelixis and its majority-owned subsidiaries (other than Artemis Pharmaceuticals
GmbH), respectively, Exelixis and such majority-owned subsidiaries (other than Artemis Pharmaceuticals GmbH): (i) own, or have obtained licenses or rights to use, all of the Collateral necessary to carry out Exelixis' and its majority-owned subsidiaries (other than Artemis Pharmaceuticals GmbH) respective businesses as currently conducted or as Exelixis contemplates conducting its business from time to time in the future and as contemplated by the Transaction Documents; (ii) are not aware of any notice asserting any ownership rights to the Collateral; (iii) are not aware of sales of any products that would constitute an infringement by Third Parties of the Collateral; (iv) are aware of no pending or threatened action, suit, proceeding or claim by a Third Party challenging the ownership rights in, validity or scope of, the Collateral; and
(v) are not aware of any pending or threatened action, suit, proceeding or claim by a Third Party asserting that and its majority-owned subsidiaries (other than Artemis Pharmaceuticals GmbH) infringe or otherwise violate any patent, trademark, copyright, trade secret or other proprietary right of any Third Party as would reasonably be expected to result in a Material Adverse Effect.

     3.3 Further Assurances. In addition to the obligations and documents which the Loan Documents expressly requires Exelixis and, to the extent applicable, its Affiliates to execute, acknowledge, deliver and perform, Exelixis shall execute and acknowledge (or cause to be executed and acknowledged) and deliver to GSK all documents, and take all actions, that may be reasonably requested by GSK from time to time to confirm the rights created or now or hereafter intended to be created under the Loan Documents or otherwise to carry out the purposes of the Loan Documents and the transactions contemplated hereunder and thereunder. Exelixis hereby agrees to execute, file and/or deliver (or cause its Affiliates, as applicable, to execute, file and/or deliver) to GSK the Patent Office Filings and such other security agreements as GSK shall deem necessary or appropriate from time to time. The security interest pledged, set over, assigned and granted by Exelixis and, to the extent applicable, its Affiliates to GSK shall be a first and only priority security interest pursuant to applicable law, and Exelixis shall take all such action (or cause its Affiliates to take all such action) to create and perfect for the benefit of GSK a first priority security interest in the Collateral; and in the case of Capital Equipment being purchased, a purchase-money security interest pursuant to Section 9.15 of the Loan Agreement.

     3.4 Fees and Expenses in Protecting Rights. If in the Event of Default, GSK employs counsel or any other professionals or consultants for advice or other representation: (a) with respect to the Collateral, the Obligations of Exelixis to GSK or the Loan Documents; (b) to represent GSK in any litigation, contest, dispute, suit or proceeding or to commence, defend or intervene or to take any other action in or with respect to any litigation, contest, dispute, suit or proceeding (whether instituted by GSK, Exelixis or any other Third Party) in any way or respect relating to the Collateral, the Obligations of the Exelixis to GSK, the Loan Documents; (c) to protect, collect, sell, liquidate or otherwise dispose of the Collateral; (d) to attempt to or to enforce GSK's liens and security interests in the Collateral; and/or (e) in otherwise protecting, enforcing or exercising its interests, rights or remedies created by, connected with or provided in the Loan Documents, or performance pursuant to the Loan Documents; then, the reasonable attorneys' fees, costs and expenses arising from such services, and all other expenses, costs, charges and other fees of GSK in any way or respect arising in connection with or relating to any of the events described in this Section 3.4 shall be added to the amount of the Obligations of Exelixis to GSK, and shall be payable on demand. Any amounts due hereunder not paid on demand shall bear interest from the date of demand at the Default Rate of Interest. Any of the amounts payable hereunder by Exelixis may be paid by GSK, and if and when so paid, shall be deemed to be a General Advance.

     3.5 Pledge of Additional Collateral. Pursuant to Section 8 of the Development Agreement, in the event Exelixis, either itself or through any Affiliate shall:

          3.5.1 file or record an application for the registration of any Patent with the United States Patent and Trademark Office or any similar office or agency of the United States, any State thereof, or any other country or any political subdivision thereof; or

          3.5.2 file or record any assignment of any Patent which Exelixis may acquire, own or license from a Third Party, with the United States Patent and Trademark Office or any similar office or agency of the United States, any State thereof or any other country or any political subdivision thereof;

Exelixis shall promptly, but in no event more than fifteen (15) days subsequent to such filing, notify GSK thereof, and, upon request of GSK shall promptly, but in no event more than twenty (20) days subsequent to such notice, execute and deliver any and all assignments, agreements, instruments, documents and papers as GSK may reasonably request to evidence GSK's interest in such Collateral, and the general intangibles of Exelixis relating thereto or represented thereby. Exelixis hereby grants GSK a power of attorney, irrevocable until the Obligations of Exelixis to GSK are fully paid and satisfied, to modify this Patent Agreement by amending Schedule 2.1.1 to include any future Collateral, including, without limitation, registrations or applications appurtenant thereto, covered by this Patent Agreement.

     3.6 Impairment of Title to Collateral. Neither Exelixis nor its Affiliates shall sell, conditionally sell, sell on approval, consign, lease, encumber, transfer, remove from its premises any Collateral without the prior written consent of GSK.

     3.7 Preservation of Title to Collateral. Exelixis agrees to immediately notify GSK of any material loss or damage to, or any occurrence which would materially and adversely affect the security interest of GSK in and to the Collateral. The Collateral shall be free and clear of all assignments, mortgages, pledges, liens, security interests, leases, or encumbrances, except as otherwise provided in the Loan Documents. Exelixis shall continue to maintain good and marketable title to the Collateral, except as otherwise provided in the Loan Documents, at the sole expense of Exelixis.

                                    ARTICLE 4
                      GSK'S APPOINTMENT AS ATTORNEY-IN-FACT

     4.1 Appointment of GSK as Attorney-In-Fact. GSK is hereby irrevocably appointed and authenticated by Exelixis as its lawful attorney and agent in fact to file, authenticate or execute financing statements and other documents and agreements as GSK may deem necessary for the purpose of perfecting any security interests, or liens under any applicable law. All acts by GSK or its designee are hereby ratified and approved, and neither GSK, nor its designee, shall be liable for any acts of omission or commission, or for any error of judgment or mistake unless the result of gross negligence of willful misconduct. The powers of attorney granted to GSK in this Patent Agreement are coupled with an interest and are irrevocable during the Term.

                                    ARTICLE 5
                                EVENTS OF DEFAULT

     5.1 Events of Default enumerated in Article 12 of the Loan Agreement shall constitute Events of Default under this Patent Agreement.

                                    ARTICLE 6
                                    REMEDIES

     6.1 Upon the occurrence of an Event of Default, in addition to all other rights and remedies of GSK, whether under law, in equity or otherwise (all such rights and remedies being cumulative, not exclusive and enforceable alternatively, successively or concurrently) GSK shall have all of the rights and remedies set forth in Article 13 of the Loan Agreement.

     6.2 Notwithstanding anything contained in this Patent Agreement to the contrary, GSK shall not foreclose upon, dispose of or be deemed the owner of any Collateral unless and until GSK has provided Exelixis with advance written notice of its intent to foreclose upon, dispose of or take an ownership interest in any Collateral. Any writing given by GSK to Exelixis under this Article 6 must make explicit reference to this Patent Agreement and of GSK's intent to exercise its rights and remedies hereunder.

                                    ARTICLE 7
                     EXECUTION OF SPECIAL POWER OF ATTORNEY

     Concurrently with the execution and delivery of this Patent Agreement, Exelixis is executing and delivering to GSK a certain Special Power of Attorney, substantially in the form attached hereto and made a part hereof as Exhibit A (such authority becoming effective on the occurrence of an Event of Default pursuant to Article 12 of the Loan Agreement; provided, however, if there is an Event of Default alleged pursuant to Sections 12.1.2, 12.1.4(b) or 12.1.4(c) of the Loan Agreement, a dispute resolution process in accordance with Section 16.2 of the Loan Agreement shall be undertaken to determine the existence of such alleged Event of Default pursuant to such sections, and if such dispute resolution process conclusively determines the existence of an Event of Default by Exelixis under such sections, then such authority shall become effective only upon such resolution) for the implementation of the sale, assignment, licensing or other disposition of the Collateral pursuant to this Patent Agreement. Exelixis agrees to pay when due all reasonable costs and expenses incurred in any such transfer of the Collateral, including any taxes, fees and reasonable attorneys' fees, and all such costs shall be added to the Obligations of Exelixis to GSK. GSK may apply the Proceeds actually received from any such license, assignment, sale or other disposition to the payment of the Obligations of Exelixis to GSK as provided for in the Loan Agreement. Exelixis shall remain liable for any deficiency with respect to the Obligations of Exelixis to GSK, which shall bear interest and be payable at the Default Rate of Interest under the Loan Agreement. The rights of Exelixis to receive any surplus shall be subject to any duty of GSK imposed by law to the holder of any subordinate security interest in the Collateral known to GSK. Nothing contained herein shall be construed as requiring GSK to take any such action at any time.

                                    ARTICLE 8
                                  MISCELLANEOUS

     8.1 Amendments and Modification. No provision hereof shall be modified, altered, waived or limited except by a written instrument expressly referring to this Patent Agreement and executed by the Party to be charged.

     8.2 Parties in Interest. All of the terms of this Patent Agreement shall be binding upon, inure to the benefit of, and be enforceable by all Parties hereto and their respective permitted successors and assigns.

     8.3 Governing Law. This Patent Agreement shall be construed in accordance with and governed by the laws of the State of New York, unless such dispute is governed under the laws of the UCC in which case the UCC shall apply, without giving effect to the conflict of law principles thereof.

     8.4 Notices. All notices, requests, demands and other communications provided for hereunder shall be in writing (unless otherwise expressly provided herein) and shall be sent and deemed to have been received as set forth in
Section  16.5  of  the  Loan  Agreement.

     8.5 Counterparts. This Patent Agreement may be executed in counterparts each and every one of which shall be deemed an original, notwithstanding variations in format or file designation which may result from the electronic transmission, storage and printing of copies of this Loan Agreement from separate computers or printers. Facsimile signatures shall be treated as original signatures.

     8.6 Headings. Section headings herein are included for convenience of reference only and shall not constitute a part of this Patent Agreement for any other purpose.

     8.7 Acknowledgment of Receipt. Exelixis acknowledges receipt of a copy of this Patent Agreement.

     8.8 No Waiver. No course of dealing between Exelixis and GSK, and no delay or omission of GSK in exercising or enforcing any of GSK's rights and remedies hereunder shall constitute a waiver thereof; and no waiver by GSK of any Event of Default shall operate as a waiver of any other Event of Default.

     8.9 Severability. If any provision hereof should be held invalid, illegal or unenforceable in any jurisdiction, the Parties shall negotiate in good faith a valid, legal and enforceable substitute provision that most nearly reflects the original intent of the Parties and all other provisions hereof shall remain in full force and effect in such jurisdiction and shall be liberally construed in order to carry out the intentions of the Parties hereto as nearly as may be possible. Such invalidity, illegality or unenforceability shall not affect the validity, legality or enforceability of such provision in any other jurisdiction.

     8.10 Interest Granted to GSK. Notwithstanding any provision of this Patent Agreement to the contrary, the interest granted to GSK under this Patent
Agreement is intended to be a pledge and a security interest only, and the execution of this Patent Agreement is not intended to create an assignment or a transfer of title or any other property rights to the Patents.

     8.11 WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT TO ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS PATENT AGREEMENT. EACH PARTY HERETO (i) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THAT FOREGOING WAIVER, AND (ii) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS PATENT AGREEMENT AND ANY
RELATED INSTRUMENTS, AS APPLICABLE, BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 8.11.

                   [BALANCE OF PAGE INTENTIONALLY LEFT BLANK.]

     IN WITNESS WHEREOF, Exelixis has caused this Patent Agreement to be duty executed as of the day and year first above written.


WITNESS:                                  EXELIXIS,  INC.


                                          By:  ________________________________
                                          Name:  ______________________________
                                          Title: ______________________________


                            CORPORATE ACKNOWLEDGMENT

STATE  OF _____________)
                    :ss.
COUNTY  OF  ___________)

     I  certify  that on _____________, 2002, __________________ personally came before  me  and  this  person acknowledged under oath, to my satisfaction, that:

     (a) this person signed and delivered this document as of Exelixis, Inc., the corporation named in this document; and

     (b) this document was signed and delivered by the corporation as its voluntary act duly authorized by a proper resolution of its Board of Directors.

                                        ______________________________

[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as Amended

                     Schedule 2.1.1 of the Patent Agreement

                                     PATENTS

                                 Issued Patents
                                 --------------

                   Country     Patent No./Title     Issue Date
                   -------     ----------------     ----------




                           Pending Patent Applications
                           ---------------------------
                                       [*]


[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended

                        Exhibit A of the Patent Agreement

                        FORM OF SPECIAL POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that as of this ______ day of _________, 2002, Exelixis, Inc., a Delaware corporation with its principal place of business located at 170 Harbor Way, P.O. Box 511, South San Francisco, CA 94083 ("Exelixis"), pursuant to a certain Patent Security Agreement and Mortgage of even date herewith (the "Patent Agreement") by Exelixis in favor of SmithKline Beecham Corporation, a Pennsylvania corporation, doing business as GlaxoSmithKline, with an office located at 709 Swedeland Road, King of Prussia, PA 19406 ("GSK"), hereby appoints and constitutes GSK as its true and lawful attorney, with full power of substitution, and with full power and authority to perform the following acts on behalf of Exelixis, in accordance with, and subject to, the terms and provisions of the Patent Agreement:

     1. Assigning, selling or otherwise disposing or all right, title and interest of Exelixis in and to the Patents, as such term is defined in the Patent Agreement, including, without limitation, those Patents listed on
Schedule 2.1.1 annexed to the Patent Agreement, any Patents that Exelixis may now or hereafter acquire, and any Patents which may be added to Schedule 2.1.1 annexed to the Patent Agreement subsequent to the date of this Special Power of Attorney, and all registrations and recordings of any of the foregoing, and for the purpose of the recording, registering and filing of, or accomplishing any other formality with respect to the foregoing, and to execute and deliver any and all other agreements, documents, instruments or assignment or other papers necessary or advisable to effect such purpose, in each case, in accordance with the terms and provisions of the Patent Agreement; and

     2. To execute any and all documents, statements, certificates or other papers necessary or advisable in order to obtain the purposes described above or any other remedies that GSK may have under the Loan Documents as GSK may in its sole discretion determine.

     This Special Power of Attorney is made pursuant to the Patent Agreement and may not be revoked until the Obligations, as such term is defined in the Patent Agreement, of Exelixis to GSK is fully paid and satisfied.

     IN WITNESS WHEREOF, Exelixis has caused this Special Power of Attorney to be duly executed as of the day and year first above written.

WITNESS:                                  EXELIXIS,  INC.


                                          By:  ________________________________
                                          Name:  ______________________________
                                          Title: ______________________________


                            CORPORATE ACKNOWLEDGMENT

STATE  OF _____________)
                    :ss.
COUNTY  OF  ___________)


     I certify that on __________, _________________ personally came before me and this person acknowledged under oath, to my satisfaction, that:

     (a) this person signed and delivered this document as _____________ of Exelixis, Inc., the corporation named in this document; and

     (b) this document was signed and delivered by the corporation as its voluntary act duly authorized by a proper resolution of its Board of Directors.

                                        ______________________________

                                    Exhibit C
                  FORM OF SECURITIES ACCOUNT CONTROL AGREEMENT


CUSTOMER:
          ---------------------

CREDITOR:
          ---------------------

DATE:
          ---------------------


This Securities Account Control Agreement entered into as of the above date (this "Agreement") is among SVB Securities, A Division of Alliant Partners ("SVBS"), Banc of America BrokerDealer Services, a division of Banc of America Securities LLC ("BA-BDS" or "Clearing Broker"), the Customer identified above ("Customer"), and the Creditor identified above ("Creditor").

                                    RECITALS
                                    --------

     A. Customer has established a securities account or securities accounts ("Account") with and/or through SVBS and BA-BDS pursuant to a SVB Securities Client Agreement ("Client Agreement"). The account number and title for the Account (or Accounts) are identified in EXHIBIT A to this Agreement. SVBS acts as the introducing broker. BA-BDS acts as the clearing broker. Both SVBS and Clearing Broker are securities intermediaries pursuant to Article 8 of the California Uniform Commercial Code ("CUCC"). Customer maintains in the Account securities, financial assets and other investment property as defined under
Article  8  and  9  of  the  CUCC  (collectively,  the  "Securities").

     B. Pursuant to a security agreement or similar agreement identified in EXHIBIT A hereto(the "Security Agreement"), Customer has granted to Creditor a security interest in certain personal property of Customer, including without limitation (i) the Account; (ii) the Securities, (iii) all dividends and distributions, whether payable in cash, securities, or other property, in respect of the Securities, (iv) all of Customer's rights in respect of the Securities and Account, and (iv) all products, proceeds and revenues of and from any of the foregoing personal property in sections (i) through (iv) (collectively, the "Collateral").

     C. SVBS, Clearing Broker, Customer and Creditor are entering into this Agreement in order to perfect Creditor's security interest in the Collateral and the Account by means of control pursuant to Article 8 of the CUCC.

                                    AGREEMENT
                                    ---------

     The  parties  hereto  hereby  agree  as  follows:

     1. Defined Terms. All terms used in this Agreement which are defined in the
        --------------
CUCC but are not otherwise defined herein shall have the meanings assigned to such terms in the CUCC, as in effect as of the date of this Agreement. While in the Account, all property credited to the Securities will be treated as financial assets under Article 8 of the CUCC. By this Agreement. Customer grants to Creditor "control" over the Securities within the meaning of Section 8106 of the CUCC.

     2.  The Securities. SVBS and Clearing Broker represent to Creditor that, on
         ---------------
behalf  of  Customer,  Customer  maintains  the  Securities  in  the Account.

     3.  Acknowledgement  of  Security  Interest.  SVBS  and  Clearing  Broker
         ---------------------------------------
hereby acknowledge the security interest granted in the Collateral to Creditor by Customer. Creditor hereby acknowledges the security interest granted in the Collateral to SVBS and Clearing Broker by Customer pursuant to the Client Agreement.

     4.  Other Control Agreements. SVBS represents and warrants that, other than
         -------------------------
any account control agreement listed in EXHIBIT A hereto, SVBS has executed no other account control agreement with any other party and SVBS is not presently obligated to accept any entitlement order from any person other than the Customer with respect to the Collateral. Clearing Broker represents and warrants that, other than any account control agreement listed in EXHIBIT A hereto, Clearing Broker has executed no other account control agreement with any other party and Clearing Broker is not presently obligated to accept any entitlement order from any person other than the Customer with respect to the Collateral.

     5.  Future  Control  Agreements. Customer covenants and agrees that it will
         ---------------------------
not enter an account control agreement with any other party without Creditor's prior written consent. SVBS agrees that it will not enter into a control agreement with any other party with respect to the Account without Creditor's prior written consent. Clearing Broker agrees that it will not enter into a control agreement with any other party with respect to the Account without Creditor's prior written consent.

     6. Limitation on SVBS' and Clearing Broker's Rights in the Collateral. SVBS
        ------------------------------------------------------------------
and Clearing Broker will not attempt to assert control and does not claim and will not accept any security or other interest in any part of the Collateral, and SVBS and Clearing Broker will not exercise, enforce or attempt to enforce on their own behalves any right of setoff against the Collateral, or otherwise charge or deduct from the Collateral on SVBS' or Clearing Broker's behalves any amount whatsoever, other than for: security interests, liens, encumbrances,
                     -----------
claims or rights of setoff for the payment of any amounts owed by Customer to SVBS and/or Clearing Broker arising in connection with SVBS' and Clearing
Broker's customary fees and commissions pursuant to their agreement with Customer or for the payment for financial assets and securities purchased for the Account (the "Account Claims"). Customer and Creditor hereby acknowledge that any security interests, liens, encumbrances, claims or rights of setoff for the payment of any amounts owed by Customer to SVBS and Clearing Broker arising in connection with the Account Claims shall at all times be prior to the rights of Creditor in the Collateral and Securities whether or not Creditor sends to SVBS a Notice of Exclusive Control described below.

     7.  Agreement  for  Control.
         -----------------------

     (a) SVBS and Clearing Broker will comply with all entitlement orders (including requests to withdraw Collateral from the Account) originated by Customer with respect to the Collateral, or any portion of the Collateral, without further consent by Creditor until such time as SVBS receives from Creditor (in accordance with Section 17 below) a written notice to SVBS that Creditor is thereby exercising exclusive control over the Account (a "Notice of Exclusive Control."). The Notice of Exclusive Control must be in the form set forth in EXHIBIT B hereto. SVBS or Clearing Broker have no obligation whatsoever to confirm that Creditor is entitled to send a Notice of Exclusive Control in connection with the Account or that the Creditor's representative who signs any Notice of Exclusive Control is authorized to do so. SVBS and Clearing Broker (upon instruction from SVBS) will, upon SVBS' receipt of such Notice of Exclusive Control, proceed in accordance with the remainder of this Section 7 even if Creditor's instructions are contrary to any instructions or demands that Customer may give to SVBS or Clearing Broker. After SVBS receives a Notice of Exclusive Control and has had reasonable opportunity to comply with it, but no later than two (2) Business Days ("Business Days" means days which SVBS is open to the public for business and are measured in 24 hour increments) after receipt of the Notice of Exclusive Control (in accordance with Section 17 below), SVBS and Customer agree that SVBS and Clearing Broker will: (i) cease complying with entitlement orders or other directions concerning the Account and Collateral that are originated by Customer or its representatives until such time as SVBS receives a written notice from Creditor rescinding the Notice of Exclusive Control; and (ii) comply with the entitlement orders and instructions provided to SVBS by Creditor without investigating: the reason for any action taken by Creditor; the amount of any obligations of Customer to Creditor; the validity of any of Creditor's agreements with Customer; or the existence of any defaults under such agreements.

     (b) Notwithstanding the foregoing, Creditor agrees that upon receipt of Creditor's Notice of Exclusive Control, SVBS and Clearing Broker may take all steps necessary to satisfy or settle any Account Claims, may respond as required pursuant to the terms of any other account control agreement with respect to which SVBS believes it previously received a Notice of Exclusive Control or similar notice, and may respond as required by law to any court or government order, writ or other legal process received by SVBS or Clearing Broker. Creditor also agrees that, before SVBS' receipt of Creditor's Notice of Exclusive Control, SVBS and Clearing Broker may be required to and may respond to (i) Notices of Exclusive Control or similar notices sent to SVBS by other parties and (ii) a writ or other similar legal process served on SVBS or Clearing Broker in connection with the Account and Collateral. SVBS and Clearing Broker agree to use good faith efforts to promptly notify Creditor if any other party delivers to SVBS a notice of exclusive control or any party other than Creditor or SVBS asserts a claim against the Collateral by means of a writ or other similar legal process, but failure to provide such notice does not constitute a breach of this Agreement. Customer expressly agrees that SVBS, Clearing Broker and Creditor may act in accordance with the terms of this Section 7.

     8.  Customer  Waiver  and  Authorization. Customer hereby waives any rights
         ------------------------------------
that Customer may have under the Client Agreement to the extent such rights are inconsistent with the provisions of this Agreement, and hereby authorizes SVBS and Clearing Broker to comply with all instructions and entitlement orders delivered by Creditor to SVBS in accordance with the terms of this Agreement.

     9. Amendments to and Termination of Client Agreement. SVBS, Clearing Broker
        -------------------------------------------------
and Customer shall not amend, supplement or otherwise modify the Client Agreement insofar as it pertains to the Collateral without prior written notice to Creditor. Customer may not terminate the Client Agreement insofar as it pertains to the Collateral without consent of Creditor. SVBS and Clearing Broker agree to use good faith efforts to notify Creditor if SVBS or Clearing Broker terminate the Client Agreement, but SVBS' or Clearing Broker's failure to notify Creditor shall not be a breach of this Agreement.

     10. Termination of this Agreement. Creditor may terminate this Agreement by
         --------------------------------
giving SVBS and Customer written notice of termination; provided that, by giving such notice, Creditor acknowledges that it will thereby be confirming that, as of the termination date, it will no longer have a perfected security interest in the Account and Securities in the Collateral which is perfected by control via this Agreement, although Creditor may continue to have a perfected security interest in the Account by other means. SVBS and Clearing Broker may terminate this Agreement by giving Creditor and Customer 30 days prior written notice of termination (unless a shorter notice period is mandated by applicable law). Customer may only terminate this Agreement with the written consent of Creditor; provided that, by giving such notice with Creditor's written consent, both Customer and Creditor acknowledge that they will thereby be confirming that, as of the termination date, Creditor will no longer have a perfected security interest in the Collateral which is perfected by control pursuant to this Agreement, although Creditor may continue to have a perfected security interest in the Collateral by other means.

     11  Delivery  of  Account  Statements.  SVBS and Clearing Broker are hereby
         ---------------------------------
authorized by Customer and agree to send to Creditor at its address for notices set forth below Creditor's signature block at the end of this Agreement, concurrently with the sending thereof to Customer, duplicate copies of any and all monthly statements or reports issued or sent to Customer with respect to the Collateral and the Account. Until this Agreement is terminated, Customer authorizes SVBS to disclose to Creditor at Creditor's request any information concerning Customer's Account and the Securities in the Account, including but not limited to the identity of any other party with which Customer and SVBS and Clearing Broker have executed account control agreements or similar agreements.

     12.  Responsibility  of  SVBS, Clearing Broker and Creditor. This Agreement
          ------------------------------------------------------
does not create any obligation or duty on the part of SVBS, Clearing Broker or Creditor other than those expressly set forth herein.

     13. No Waiver. Any forbearance or failure or delay by SVBS, Clearing Broker
         ----------
or Creditor in exercising any right hereunder shall not be deemed a waiver thereof and any single or partial exercise of any right shall not preclude the further exercise thereof.

     14.  Amendments.  This  Agreement  and  all exhibits attached hereto may be
          ----------
amended  only  in  writing  signed  by  all  parties  hereto.

     15.  Governing  Law.  Notwithstanding the terms of any other agreement, the
          --------------
parties hereto agree that this Agreement shall be governed under and in accordance with the laws of the State of California. All parties hereto each submit to the exclusive jurisdiction of the State and Federal courts in Santa Clara County, California.

     16.  Integration Provision. This Agreement constitutes the entire agreement
          ---------------------
among SVBS, Clearing Broker, Customer and Creditor with respect to Creditor's control over the Collateral and Securities and matters specifically set forth herein, and all prior communications, whether verbal or written, between any of the parties hereto with respect to the subject matter hereof shall be of no further effect or evidentiary value.

     17.  Notices.
          -------

     (a) Any notice, other than a Notice of Exclusive Control, or other communication provided for or allowed hereunder shall be in writing and shall be considered to have been validly given (a) when actually received by the recipient at the address or facsimile number, if delivered personally (whether by messenger, air courier service or otherwise) or sent by facsimile to the address or facsimile number identified below the signature of the applicable party's signature below and addressed to the addressee identified below the signature of the applicable party's signature below; or (b) 72 hours after being deposited in the United States mail, registered or certified, postage prepaid, return receipt requested, if sent to the address and addressee as set forth below the signature of the applicable party hereto. The addresses to which notices or other communications are to be given may be changed from time to time by notice served as provided herein.

     (b)  A Notice of Exclusive Control shall be in writing, must be in the form
            ---------------------------
set forth in EXHIBIT B hereto, must be delivered to the address listed below SVBS' signature block at the end of this Agreement, must be delivered to SVBS via hand delivery, messenger, overnight delivery or facsimile and shall be considered to have been validly given when actually received, except that a
                                                                   ------
facsimile will be considered to have been validly given only when acknowledged in writing by SVBS (SVBS agrees that it will use its good faith effort to promptly acknowledge receipt of such facsimile). Creditor acknowledges that SVBS may not be able to respond to a Notice of Exclusive Control pursuant to section 7 above, and Creditor agrees that SVBS will not be held liable for any failure to respond to a Notice of Exclusive Control, if the Creditor does not deliver the Notice of Exclusive Control as set forth in this Section 17 or to the address listed below SVBS' signature block at the end of this Agreement.

     18.  Indemnification  and  Hold  Harmless  of  SVBS  and Clearing Broker by
          ----------------------------------------------------------------------
Customer.
--------
Customer hereby agrees to indemnify and hold harmless SVBS and Clearing Broker, and their respective affiliates and their respective directors, officers, agents and employees (each, an "Indemnified Person") against any and all claims, causes
                         ------------------
of action, liabilities, lawsuits, demands and damages (each, a "Claim") asserted by Creditor or any other party, including without limitation, any and all court costs and reasonable attorneys' fees, in any way related to or arising out of or in connection with this Agreement or any action taken or not taken pursuant hereto, including any claims arising as a result of SVBS' and Clearing Broker's adherence (or alleged failure of adherence) to the foregoing instructions including, without limitation, Claims that allegedly result from SVBS' and/or Clearing Broker's ceasing, based on this Agreement, to permit withdrawals of or from the Collateral or resulting from SVBS' and/or Clearing Broker's paying over or delivering all or any part of the Collateral pursuant to the directions of Creditor; provided that no Indemnified Person shall be entitled to be
           --------
indemnified to the extent that such Claims arise from the Indemnified Person's own gross negligence or willful misconduct. Customer agrees that SVBS and/or Clearing Broker shall not be liable for delays or errors occurring by reason of circumstances beyond the control of SVBS or Clearing Broker, including, without limitation, acts of civil, military, or banking authorities, national emergencies, market disorder, labor difficulties, fire, flood or other catastrophes, acts of God, terrorism, insurrection, war, riots, failure of transportation or equipment, or failure of vendors, communication or power supply. Clearing Broker shall have no responsibility or liability under this Agreement to Customer for any acts or omissions by SVBS, its officers, employees or agents; and SVBS shall have no responsibility or liability under this Agreement to Customer for any acts or omissions by Clearing Broker, its officers, employees or agents.

     19.  Indemnification  and  Hold  Harmless  of  SVBS  and Clearing Broker by
          ----------------------------------------------------------------------
Creditor.
--------
Creditor hereby agrees to indemnify Indemnified Persons against any and all Claims asserted by Customer or any other party (including, without limitation, any and all court costs and reasonable attorneys' fees) arising directly out of SVBS' and/or Clearing Broker's adherence or failure of adherence to Creditor's instructions in its Notice of Exclusive Control, including, without limitation, any Claim that arises directly out of SVBS' and/or Clearing Broker's ceasing, based on this Agreement, to permit withdrawals of or from the Collateral or resulting from SVBS' and/or Clearing Broker's paying over or delivering all or any part of the Collateral pursuant to Creditor's instructions in its Notice of Exclusive Control; provided, that no Indemnified Person shall be entitled to be
                    --------
indemnified (a) to the extent that such Claim results from an Indemnified Person's gross negligence or willful misconduct; or (b) for any special, indirect, consequential or punitive damages asserted by Customer if the waiver in Section 21 of this Agreement is enforceable. Creditor agrees that it will not hold Indemnified Persons liable for any Claim arising out of or relating to any Indemnified Person's performance or failure of performance under this Agreement other than those Claims that result directly from the acts or omissions of the Indemnified Person which are deemed gross negligence or willful misconduct by a civil court or other similar judicial body. Clearing Broker shall have no responsibility or liability under this Agreement to Creditor for any acts or omissions by SVBS, its officers, employees or agents; and SVBS shall have no responsibility or liability under this Agreement to Creditor for any acts or omissions by Clearing Broker, its officers, employees or agents.

     20.  JURY  TRIAL  WAIVER. CUSTOMER, CREDITOR, SVBS AND CLEARING BROKER EACH
          -------------------
WAIVE THEIR RIGHT TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION ARISING OUT OF OR BASED UPON THIS AGREEMENT, OR ANY CONTEMPLATED TRANSACTION, INCLUDING CONTRACT, TORT, BREACH OF DUTY AND ALL OTHER CLAIMS. THIS WAIVER IS A MATERIAL INDUCEMENT FOR ALL PARTIES TO ENTER INTO THIS AGREEMENT. EACH PARTY HAS REVIEWED THIS WAIVER WITH ITS COUNSEL.

     21.  WAIVER.  NOTWITHSTANDING  ANYTHING  TO  THE CONTRARY CONTAINED IN THIS
          ------
AGREEMENT OR ANYWHERE ELSE, CUSTOMER WAIVES AND AGREES THAT IT SHALL NOT SEEK FROM SVBS, CLEARING BROKER OR CREDITOR UNDER ANY THEORY OF LIABILITY (INCLUDING WITHOUT LIMITATION ANY THEORY IN TORTS), ANY SPECIAL, INDIRECT, CONSEQUENTIAL OR PUNITIVE DAMAGES.

     22. Unpaid Account Claims. Before Creditor exercises exclusive control over
         ---------------------
the Account, SVBS and/or Clearing Broker may, in the ordinary course of business, debit from the Account any unpaid Account Claims. After Creditor exercises exclusive control over the Account, if (a) funds are not available in the Account to pay SVBS and/or Clearing Broker for any Account Claims, and (b) Customer fails to pay such Account Claims within fifteen (15) Business days of SVBS' and/or Clearing Broker's written demand therefore, Creditor will pay to SVBS and/or Clearing Broker, within ten (10) Business days of a written demand by SVBS and/or Clearing Broker, any amounts owed for an Account Claim and that is not paid in full by Customer up to the amount of the proceeds received by Creditor from the Account.

     23.  Attorneys'  Fees,  Costs  and  Expenses.  In  any action or proceeding
          ---------------------------------------
between Customer and SVBS, between Customer and Clearing Broker, between Creditor and SVBS, or between Creditor and Clearing Broker, arising out of this Agreement, the prevailing party will be entitled to recover its reasonable attorneys' fees and other costs and expenses incurred, in addition to any other relief to which it may be entitled, whether or not a lawsuit is filed.

     24.  No  Conflict.  To  the  extent  that  the  terms or conditions of this
          ------------
Agreement are inconsistent with the Client Agreement or any other document, instrument or agreement between SVBS, Clearing Broker and Customer, the terms and conditions of this Agreement shall prevail.

     25.  Successors.  The  terms  of  this Agreement shall be binding upon, and
          ----------
shall inure to the benefit of, the parties hereto and to each party's respective successors or heirs and personal representatives. The parties may assign this Agreement and any rights under the Agreement only if that party's successor or assign assume all obligations under this Agreement.

     26.  Counterparts.  This  Agreement  may  be  executed  in  any  number  of
          ------------
counterparts and by different parties on separate counterparts, each of which, when executed and delivered, are an original, and all taken together, are one Agreement.

     27.  Survival.  Sections 15 and 18 through 25 shall survive the termination
          --------
of  this  Agreement.

     [The  rest  of  this  page  intentionally  left  blank.]

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized representatives as of the date first above written.

CUSTOMER:
                                             -------------------------------
                                             By
                                                ----------------------------
                                             Name:
                                                   -------------------------
                                             Title:
                                                   -------------------------

                                             Address  for  Notices:
                                             ---------------------
                                             ---------------------
                                             ---------------------
                                             ---------------------
                                             Telephone:
                                             Facsimile:


CREDITOR:
                                             -------------------------------
                                             By
                                                ----------------------------
                                             Name:
                                                   -------------------------
                                             Title:
                                                   -------------------------

                                             Address  for  Notices:
                                             ---------------------
                                             ---------------------
                                             ---------------------
                                             ---------------------
                                             Telephone:
                                             Facsimile:

SVBS:                                        SVB  SECURITIES

                                             By
                                                ----------------------------
                                             Name:
                                                   -------------------------
                                             Title:   Operations  Manager


                                             Address  for  Notices:
                                             ---------------------
                                             SVB  Securities
                                             3003  Tasman  Drive
                                             Mail  Sort  HG250
                                             Santa  Clara,  CA  95054
                                             Attn:  Operations  Manager
                                             Telephone:  [*]
                                             Facsimile:  [*]

CLEARING  BROKER:                            BANC  OF AMERICA  SECURITIES  LLC

                                             By
                                                ----------------------------
                                             Name:
                                                   -------------------------
                                             Title:
                                                   -------------------------

                                 SVB SECURITIES
                      SECURITIES ACCOUNT CONTROL AGREEMENT
                                    EXHIBIT A




1.   ACCOUNT  TITLE  AND  NUMBER:

     ACCOUNT  TITLE:
                     --------------------------------------------

     ACCOUNT  NUMBER:
                      --------------------------------------------


2.   "SECURITY  AGREEMENT"  (THIS  SECTION  TO  BE  COMPLETED  BY  CREDITOR):
                                                                   ---------

3. ACCOUNT CONTROL AGREEMENTS PREVIOUSLY EXECUTED BY SVB SECURITIES AND CLEARING BROKER WITH OTHER PARTIES ASSERTING AN INTEREST IN THE ACCOUNT (THIS SECTION TO BE COMPLETED BY SVBS):
                                            ----

                                 SVB SECURITIES
                      SECURITIES ACCOUNT CONTROL AGREEMENT
                                    EXHIBIT B
                           NOTICE OF EXCLUSIVE CONTROL

To:    SVB SECURITIES ("SVBS")
From:  ("Creditor")
                    ---------------------
Re:    ("Customer")
                    -----------------------
Date:
       ----------------------------


Pursuant to the Securities Account Control Agreement dated         ("Agreement")
                                                          ---------
entered among SVBS, Clearing Broker (as defined in the Agreement) Customer and Creditor, Creditor hereby notifies SVBS of Creditor's exercise of Creditor's rights under the Agreement and directs SVBS to cease complying with trading instructions or any entitlement orders originated by Customer or its agents.

Creditor understands and agrees that SVBS and Clearing Broker shall have no duty or obligation whatsoever of any kind or character to determine the validity of Creditor's exercise of its rights under the Agreement or the certification above, to determine if SVBS and/or Clearing Broker is/are obligated to take further instructions from Customer, or to determine whether Creditor has a right to all or part of the Collateral. Creditor hereby agrees to indemnify and hold harmless SVBS and Clearing Broker, their respective affiliates, and their respective directors, officers, employees and agents pursuant to the terms of
Section  19  of  the  Agreement.

Creditor agrees that upon receipt of Creditor's Notice of Exclusive Control, SVBS and Clearing Broker may exercise their rights and remedies as permitted under the Agreement.

Creditor hereby certifies that the person executing this Notice of Exclusive Control is an officer, representative or agent of Creditor authorized to act on the behalf of Creditor and to make the representations and agreements contained in this Notice of Exclusive Control.

CREDITOR:
                                                ----------------------------

                                             By
                                                ----------------------------
                                             Title:

ACKNOWLEDGED  BY:                            SVB SECURITIES
(for  facsimile  only)
                                             By:
                                                ----------------------------
                                             Name:
                                             Title:
                                             Date:
                                             Time:

                                    EXHIBIT D
                            FORM OF BORROWING NOTICE


VIA  FACSIMILE  TRANSMISSION

SmithKline  Beecham  Corporation,  doing  business  as          Fax:  [*]
GlaxoSmithKline
709  Swedeland  Road
King  of  Prussia,  Pennsylvania  19406
Attention:  Vice  President,  R&D  Structuring

Re:  Exelixis,  Inc.

Ladies  and  Gentlemen:

This Borrowing Notice is delivered to you pursuant to Section 2.2 of that certain Loan and Security Agreement, dated as of October ___, 2002 (as amended, restated, supplemented or otherwise modified from time to time, the "Loan
                                                                            ----
Agreement"), by and between Exelixis, Inc., a Delaware corporation ("Exelixis"),
      ---                                                            --------
and SmithKline Beecham Corporation, a Pennsylvania corporation, doing business as GlaxoSmithKline ("GSK"). Unless otherwise defined herein or the context
                       ---
otherwise requires, terms used herein have the meanings assigned to such terms in the Loan Agreement.

     1. Exelixis hereby requests a [General Advance] [Product Specific Advance] be made in the aggregate principal amount of $____________ on ____________, 20_______ (the "Borrowing Date"), which Borrowing Date shall be a
                              ----------------
Business Day not earlier than fifteen (15) Business Days from the date of this Borrowing Notice, or, if this Borrowing Notice is delivered to you other than by facsimile transmission, the Borrowing Date is not earlier than fifteen (15) Business Days from the date of delivery as determined pursuant to Section 16.5 of the Loan Agreement. The proceeds from such requested Advance should be transferred by wire transfer of funds to the Deposit Account.

     2. The undersigned hereby represents that he/she is a duly authorized officer of Exelixis, and acknowledges that, each of the delivery of this Borrowing Notice and the acceptance by Exelixis of the proceeds from the Advance requested hereby constitutes a representation by Exelixis that, on the Borrowing Date, each of the applicable conditions precedent to Advances pursuant to
Article  6  of  the  Loan  Agreement,  have  been  met  or  performed.

     3.  The  undersigned  further represents that pursuant to Section 6.2.2 and
6.2.4 of the Loan Agreement, respectively, each of the delivery of this Borrowing Notice and the acceptance by Exelixis of the proceeds from the Advance requested hereby constitutes a representation and warranty by Exelixis that, on the Borrowing Date, (i) no Event of Default has occurred and is continuing or would reasonably be likely to be caused by the making of the Advance requested hereby, and (ii) the representations and warranties set forth in Article 7 of the Loan Agreement remain true and correct in all material respects.

     4. The undersigned further represents that, pursuant to Section 6.2.7 of the Loan Agreement, the proceeds from the requested Advance will be utilized by Exelixis solely in furtherance of the obligations of Exelixis under the Development Agreement over the course of the Term.

     5. [The undersigned further represents that, pursuant to Section 7.1 of the Loan Agreement, attached hereto are true and correct copies of all amendments to the Operating Documents not yet filed with the SEC.]

     6. [With respect to this Product Specific Advance, Exelixis represents that it has title to the Intellectual Property pertaining to such Development Candidate selected as contemplated by Section 6.4.1 of the Loan Agreement, free and clear of all assignments, mortgages, pledges, liens, security interests, leases, claims or any other encumbrances, other than liens in favor of GSK.]

In the event you require additional documentation in connection with this requested Advance, in accordance with Section 6.2.8 of the Loan Agreement, please provide a list of such requested documentation to Exelixis not less than five (5) Business Days prior to the proposed Borrowing Date.

IN WITNESS WHEREOF, Exelixis has caused this Borrowing Notice to be executed and delivered, and the certification and representations and warranties contained herein to be made by its duly authorized officer, this ___day of ____________, 200__.

                                                  EXELIXIS,  INC.


                                                  By___________________________
                                                  Name:
                                                  Title:


[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

                                    EXHIBIT E
                         FORM OF STOCK REPAYMENT NOTICE


VIA  FACSIMILE  TRANSMISSION
SmithKline  Beecham  Corporation,  doing  business  as          Fax:  [*]
GlaxoSmithKline
709  Swedeland  Road
King  of  Prussia,  Pennsylvania  19406
Attention:  Vice  President,  R&D  Structuring

Re:  Exelixis,  Inc.

Ladies  and  Gentlemen:

This Stock Repayment Notice is delivered to you pursuant to Section 5.6.3 of that certain Loan and Security Agreement, dated as of October ___, 2002 (as amended, restated, supplemented or otherwise modified from time to time, the
"Loan  Agreement"),  by  and  between  Exelixis,  Inc.,  a  Delaware corporation
   -------------
("Exelixis"),  and  SmithKline  Beecham Corporation, a Pennsylvania corporation,
   -------
doing  business  as GlaxoSmithKline ("GSK").  Unless otherwise defined herein or
                                      ---
the context otherwise requires, terms used herein shall have the meanings assigned to such terms in the Loan Agreement.

     1. Pursuant to Section 5.6.1 of the Loan Agreement and Section 3.4.1 of the Stock Purchase Agreement, Exelixis hereby exercises the option to issue to
GSK Stock Repayment Shares to pay $_____________ of the current outstanding principal balance of the Advances, and all accrued interest relating thereto (the "Stock Repayment") on the ____ day of ______, 20__ (the "Stock Repayment
       ----------------                                          ---------------
Closing  Date"),  which  Payment Date shall not be earlier than thirty (30) days
  -----------
from the date of this Stock Repayment Notice, or, if this Stock Repayment Notice is delivered to GSK other than by facsimile transmission, the Payment Date is not earlier than thirty (30) Business Days from the date of delivery as determined pursuant to Section 16.5 of the Loan Agreement.

     2. The undersigned hereby represents that he/she is a duly authorized officer of Exelixis, and acknowledges that, the delivery of this Stock Repayment Notice hereby constitutes a representation and warranty by Exelixis that, pursuant to Section 5.6.2 of the Loan Agreement and Section 2.5 of the Stock Purchase Agreement, such Stock Repayment will not require GSK to acquire twenty percent (20%) or more of Exelixis' outstanding Common Stock, as reported in the most recent quarterly or annual report form of Exelixis filed with the SEC and, in the event that any purchase of Stock Repayment Shares would cause GSK to be a holder of more than twenty percent (20%) of Exelixis' outstanding Common Stock, GSK shall be relieved of its obligations to make such purchase(s), to the extent of the overage.

     3. The undersigned further represents that pursuant to Section 5.6.4 of the Loan Agreement, the delivery of this Stock Repayment Notice hereby constitutes a representation and warranty by Exelixis that, on the Stock Repayment Closing Date, each of the conditions precedent to the issuance of Stock Repayment Shares pursuant to Section 5.6.6 of the Loan Agreement, have been met or performed.

     4. [The undersigned further represents that, pursuant to Section 5.6.4(a) of the Loan Agreement and Section 3.4.3(a) of the Stock Purchase Agreement, if GSK is not an SEC Affiliate of Exelixis, at least three (3) Trading Days in advance of the Stock Repayment Closing Date, Exelixis will issue instructions to Exelixis' stock transfer agent directing Exelixis' transfer agent to prepare and deliver to the account of GSK by an automated share transfer through the Depository Trust Company system ("DWAC"), that number of shares of Exelixis representing the applicable Stock Repayment Shares no later than the Stock Repayment Closing Date.]

     5. [The undersigned further represents that, pursuant to Section 5.6.4(b) of the Loan Agreement and Section 3.4.3(b) of the Stock Purchase Agreement, if GSK is an SEC Affiliate of Exelixis as of the Stock Repayment Closing Date, at least three (3) Trading Days in advance of the Stock Repayment Closing Date, Exelixis will issue instructions to Exelixis' stock transfer agent, directing the transfer agent to prepare and deliver to Exelixis a stock certificate representing the number of shares evidencing the applicable Stock Repayment Shares, as soon as possible, but in no event no later than one (1) Trading Day prior to the Stock Repayment Closing Date, which stock certificate will be delivered by Exelixis to GSK on the Stock Repayment Closing Date.]

IN WITNESS WHEREOF, Exelixis has caused this Stock Repayment Notice to be executed and delivered, and the certification and representations and warranties contained herein to be made by its duly authorized officer, this ___day of ____________, 200__.

                                                  EXELIXIS,  INC.


                                                  By___________________________
                                                  Name:
                                                  Title:


[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.1-I

                                 SCHEDULE 3.1.1

                                     PATENTS

                                 Issued Patents
                                 --------------

                   Country     Patent No./Title     Issue Date
                   -------     ----------------     ----------




                           Pending Patent Applications
                           ---------------------------
                                       [*]


[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

                                 Schedule 3.1.3

                                 DEPOSIT ACCOUNT


                                       [*]


[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

                                  SCHEDULE 9.1

                           LOCATION OF THE COLLATERAL


LOCATION  OF  THE  RECORDS  OF  THE  COLLATERAL:

Exelixis,  Inc.
170  Harbor  Way
PO  Box  511
South  San  Francisco,  CA  94083



LOCATION  OF  THE  TANGIBLE  COLLATERAL:

Exelixis,  Inc.,  170  Harbor  Way,  South  San  Francisco,  CA

Exelixis,  Inc.,  169  Harbor  Way,  South  San  Francisco,  CA

Exelixis,  Inc.,  260  Littlefield  Avenue,  South  San  Francisco,  CA

                                  SCHEDULE 9.16

                              PERMITTED INVESTMENTS

                                       [*]


[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

                                  SCHEDULE 16.4

                                  INDEBTEDNESS

The Obligations are expressly made subordinate in right of payment to the following obligations:

1.   Ordinary  trade  payables  incurred  in  ordinary  course  of  business.

2. Loan and Security Agreement dated May 22, 2002, between Exelixis and Silicon Valley Bank for a maximum loan amount of Sixteen Million Dollars ($16,000,000), as modified by that certain Loan Modification Agreement dated October 1, 2002 between Exelixis and Silicon Valley Bank.

3. Master Lease Agreement dated April 9, 2001, between Exelixis and General Electric Capital Corporation for a maximum loan amount of Twelve Million Dollars ($12,000,000).

4. Convertible Note and Note Purchase Agreement dated May 22, 2002, between Exelixis and Protein Design Labs, Inc. for a maximum loan amount of Thirty Million Dollars ($30,000,000).

5. Master Lease Agreement dated August 2, 2000, as amended, between Exelixis and General Electric Capital Corporation (formerly Comdisco, Inc.) for a maximum loan amount of Thirteen Million One Hundred Thousand Dollars ($13,100,000).

6. Master Loan and Security Agreement dated August 3, 1998, as amended, between Exelixis and Transamerica Technology Finance Corporation for a maximum loan amount of Three Million Dollars ($3,000,000).